UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EyePoint Pharmaceuticals, Inc.

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480 Pleasant Street

Watertown, MA 02472

United States

May 8, 2020

To My Fellow Stockholders,

It is my pleasure to invite you to the 2020 Annual Meeting of Stockholders of EyePoint Pharmaceuticals, Inc., which will be held on Tuesday, June 23, 2020 at 9:00 a.m. U.S. Eastern Time, where we will vote on the proposals disclosed in the accompanying proxy statement. Due to the uncertain duration of social distancing guidelines related to the novel coronavirus (COVID-19) global pandemic, this year’s Annual Meeting will be a virtual meeting via live webcast. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting: www.meetingcenter.io/235445190. There will not be in-person attendance for this Annual Meeting.

2019 was a year of significant progress for EyePoint, marked by our transition into a commercial-stage pharmaceutical company with the U.S. commercial launches of YUTIQ® (fluocinolone acetonide intravitreal implant) 0.18 mg for the treatment of chronic noninfectious uveitis affecting the posterior segment of the eye and DEXYCU® (dexamethasone intraocular suspension) 9% for the treatment of postoperative inflammation following ocular surgery. Since launch, our commercial team has worked tirelessly to familiarize and educate the marketplace on the potential significant benefits of these products for patients, physicians and payors.

The emergence of COVID-19 as a global pandemic in the first quarter of 2020 has forced the shut-down of most customer facilities and the postponement of elective surgical procedures, such as cataract surgeries, and physician office visits. As a result, we have experienced a decline in demand and corresponding revenues for both YUTIQ and DEXYCU. We have taken proactive measures to address the current and anticipated impact of the pandemic on our business, including a reorganization of commercial operations and the cancellation or deferral of planned corporate spending to conserve cash. As of this writing, we still do not know how long the pandemic will last, but we will remain diligent in monitoring the situation and making additional adjustments if needed in alignment with governmental mandates, regulatory advisories and public health recommendations.

We remain committed to delivering innovative ophthalmic products to patients in need, even in these difficult times. Our team is pulling together to move our Company forward, including maintaining access to our products, providing onsite and virtual support for our customers as needed, and advancing our preclinical research and development activities for EYP-1901, a potential six-month treatment for wet age-related macular degeneration. In support of our nation’s frontline healthcare workers, we have donated protective supplies to local hospitals and engaged our team in community service that provides emotional support to these heroes.

We continue to believe in the potential of YUTIQ and DEXYCU. We’ve received strong medical community support for YUTIQ due to its consistent release of drug for up to three-years compared to shorter-duration standards of care. YUTIQ utilizes our proven Durasert® sustained-release technology. Long-term anti-inflammatory activity is key to reducing uveitic flares which can lead to progressive vision loss and blindness when left untreated. Throughout the year, our medical affairs team secured numerous podium presentations at key ophthalmology congresses to highlight the 36-month Phase 3 follow-up data of YUTIQ that provided additional validation of its strong clinical and safety product profile.

Once the COVID-19 pandemic abates, we expect cataract surgery will continue to be one of the most common surgical procedures performed in the U.S. due to an aging population and longer life expectancy. Steroid eye drop treatment regimens, the current standard of care for inflammation post-cataract surgery, require a burdensome dosing schedule, which commonly leads to treatment compliance issues and poor patient outcomes. DEXYCU provides patients and treating physicians with a one-time injection treatment option that delivers a sustained release of steroid for up to 22 days. Product feedback received from surgeons as part of our launch has been positive with many noting the benefit of DEXYCU’s rapid injection that allows surgery centers to stay on track with their busy surgery schedule and decrease treatment compliance issues. As we look to the eventual re-opening of surgical sites following the pandemic, our DEXYCU commercial strategy will focus on targeting high-volume ambulatory surgical centers in key U.S. regions, as well as expanding access within integrated health networks through volume-based agreements. We hope to continue to increase our medical education and presence within the greater community to further advance both of our products.

In parallel to our commercial initiatives, we have also prioritized our lead development candidate, EYP-1901, an anti-VEGF, tyrosine kinase inhibitor (TKI) six-month sustained release therapy using our bioerodible Durasert technology. EYP-1901 has the potential to target wet age-related macular degeneration, diabetic retinopathy and retinal vein occlusion disease indications, all representing attractive market opportunities in need of long-lasting treatments to improve patient outcomes. Currently, patients suffering from these eye diseases typically receive anti-VEGF injections once a month, twice a month, or in some cases, once every three months.  Such frequent eye injections over the course of many years can cause ocular complications. In addition, patients often do not receive these injections as frequently as necessary, which can also lead to rapid loss of vision and irreversible blindness. Thus, the need for a sustained release alternative to current treatment methods for these ocular diseases, one that may significantly reduce dosing frequency, remains a high unmet need and is becoming increasingly urgent.

We believe that EYP-1901, if successfully developed and approved for commercialization, could represent a major advancement in the treatment of these often blinding eye diseases, requiring fewer treatment intervals. Vorolanib, the TKI component of EYP-1901, has demonstrated efficacy signals in two prior human clinical trials conducted by the company from which we licensed EYP-1901 in wet age-related macular degeneration as an orally delivered therapy. In addition, the company from which we licensed EYP-1901 conducted preclinical studies of EYP-1901 administered into the eye, which have shown promising activity with no serious safety issues. We initiated GLP toxicology studies in March and anticipate filing an Investigational New Drug application with the U.S. Food and Drug Administration later this year, with a Phase 1 clinical trial scheduled to follow shortly afterwards. We believe EYP-1901 is a complementary fit to our ophthalmology pipeline and aligns with our greater strategy of targeting areas of significant unmet medical need in the ocular disease space.

From a corporate standpoint, we have strengthened our executive team and Board of Directors with the appointment of several industry leaders. Key hires in 2019 included George Elston, Chief Financial Officer and Head of Corporate Development, Scott Jones, Chief Commercial Officer, Said Saim, Ph.D., Chief Technology Officer, and other seasoned professionals in sales, marketing, manufacturing, medical affairs and research and development to further expand our operations. We were also privileged to welcome Wendy DiCicco, the former Chief Operating and Financial Officer of Centinel Spine, as an additional member of our Board and Chairperson of the Audit Committee. David Mazzo, Ph.D., our former Chairman of the Board, and current Chairperson of the Compensation Committee, will not stand for reelection to the Board after 15 years of service. We are grateful to Dr. Mazzo for his leadership of EyePoint Pharmaceuticals over many years and will miss his guidance.

I want to recognize and thank our employees for their dedication in advancing our portfolio of innovative ophthalmic products on behalf of the patients and families in need of new therapies. Together, we made great progress in 2019 and, despite the pandemic, we will work to maintain momentum in 2020 in order to execute on our commercial, clinical and operational goals and build our footprint as a leading pharmaceutical company focused on ocular diseases.

Finally, I would also like to thank you, our stockholders, for your continued support of our Company as we transitioned from a small research and development company to an emerging ophthalmology leader. I look forward to keeping you updated on our continued progress and milestones throughout the year.

In connection with this Annual Meeting, all stockholders are cordially invited to attend the virtual meeting. Whether or not you expect to attend the virtual meeting, please promptly vote your shares by telephone, using the Internet, or by signing and returning your proxy card in the enclosed envelope if you received a printed version of the proxy card. We urge you to submit your voting instructions as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the stockholder meeting notice.

Instead of mailing a printed copy of our proxy materials (including our Annual Report on Form 10-K for the year ended December 31, 2019) to each stockholder of record, we have decided to provide access to these materials via the Internet. This delivery method reduces the amount of paper necessary to produce these materials, as well as the costs associated with printing and mailing these materials to all stockholders. Accordingly, on or about May 8, 2020 we will have commenced the mailing of a Notice of Internet Availability of Proxy Materials, or the Notice, to all stockholders of record as of April 24, 2020. As explained in greater detail in the Notice, all stockholders may access our proxy materials on our website or may request a printed set of our proxy materials. In addition, the Notice and website provide information on how to request to receive all future proxy materials in printed form or electronically.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Tuesday, June 23, 2020: This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2019 are available on the following websites: www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

Whether or not you plan to attend the virtual meeting, your vote is very important and we encourage you to vote promptly and affirmatively for the proposals. As a Delaware corporation and under our bylaws, a minimum of one-third of our outstanding shares of common stock must be present in person or represented by proxy at the meeting in order for the meeting to be considered valid. You may vote your shares online, by telephone or by mailing a completed proxy card if you elect to receive the proxy materials by mail. Instructions regarding each method of voting are provided on the stockholder meeting notice. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Yours sincerely,

Nancy Lurker

President and Chief Executive Officer

This letter to stockholders includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You should be aware that our actual results could differ materially from those contained in the forward-looking statements. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future are considered “forward-looking statements,” including but not limited to statements about our expectations regarding the future commercialization of our products, our expectations regarding the extent to which our business could be adversely impacted by the effects of the COVID-19 coronavirus pandemic, our expectations regarding the demand for our products following the abatement of the COVID-19 coronavirus pandemic, the timing and clinical development of our product candidates, including EYP-1901, and the potential for EYP-1901 as a vital, novel six-month treatment for serious eye diseases, including wet age-related macular degeneration, diabetic retinopathy and retinal vein occlusion. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the extent to which COVID-19 impacts our business, the medical community and the global economy; the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability to successfully produce sufficient commercial quantities of YUTIQ and DEXYCU and to successfully commercialize YUTIQ and DEXYCU in the U.S.; our ability to sustain and enhance an effective commercial infrastructure and enter into and maintain commercial agreements for YUTIQ and DEXYCU; the development of our YUTIQ line extension shorter-duration treatment for non-infectious uveitis affecting the posterior segment of the eye; potential off-label sales of ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye; consequences of fluocinolone acetonide side effects for YUTIQ; consequences of dexamethasone side effects for DEXYCU; successful commercialization of, and receipt of revenues from, ILUVIEN for diabetic macular edema, or DME; Alimera’s ability to obtain additional marketing approvals and the effect of pricing and reimbursement decisions on sales of ILUVIEN for DME; Alimera’s ability to commercialize ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye in the territories in which Alimera is licensed to do so; our ability to market and sell products; the success of current and future license agreements, including our agreement with Equinox Science LLC; termination or breach of current license agreements, including our agreement with Equinox Science; our dependence on contract research organizations, contract sales organizations, vendors and investigators; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 23, 2020

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders, or the Annual Meeting, of EyePoint Pharmaceuticals, Inc., or the Company, will be held on Tuesday, June 23, 2020 at 9:00 a.m., local time. This year’s Annual Meeting will be a virtual meeting via live webcast on the Internet. You will not be able to attend the Annual Meeting in person. Instead, you will be able to attend the Annual Meeting by visiting www.meetingcenter.io/235445190, for the following purposes:

1.	To elect nine directors to the Company’s Board of Directors, each to serve until the Company’s 2021 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified.
2.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares.
3.	To approve, on an advisory basis, the compensation paid to our named executive officers as disclosed in the accompanying proxy statement.
4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
5.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the Annual Meeting.

The Company’s Board of Directors recommends that stockholders vote FOR ALL on Proposal No. 1 and FOR Proposal Nos. 2, 3 and 4. During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call John Mercer, our Director of IP and Corporate Counsel, at (617) 972-6326 to arrange the inspection.

Stockholders of record at the close of business on April 24, 2020, the record date of the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 23, 2020. Our 2020 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

The accompanying proxy statement includes further details with respect to the proposals to be considered at the Annual Meeting. This notice of Annual Meeting and the accompanying proxy statement contain important information and should be read in their entirety. If you are in doubt as to how you should vote at the Annual Meeting, you should seek advice from your legal counsel, accountant or other professional adviser prior to voting.

By Order of the Board of Directors

Ron Honig
SVP, General Counsel and Company Secretary

May 8, 2020

Watertown, Massachusetts

In this proxy statement, the words “EyePoint,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to EyePoint Pharmaceuticals, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

The Notice of 2020 Annual Meeting of Stockholders and Proxy Statement and our accompanying Annual Report on Form 10-K are being distributed and made available on or about May 8, 2020.

QUESTIONS AND ANSWERS

ABOUT

THE PROXY MATERIALS AND VOTING

Proxy Materials

Why am I receiving these proxy materials?

Our Board of Directors (Board) has made these proxy materials available to you on the Internet, or, upon your request, has delivered a printed or email copy of these proxy materials to you, in connection with its solicitation of proxies for use at our 2020 Annual Meeting of Stockholders (Annual Meeting), which will take place on Tuesday, June 23, 2020 at 9:00 a.m., local time, via live webcast on the Internet by visiting www.meetingcenter.io/235445190. We began sending the Notice of Internet Availability of Proxy Materials (Notice) on or about May 8, 2020. You received proxy materials because you owned shares of EyePoint common stock at the close of business on April 24, 2020 (the Record Date), and that entitles you to vote at the Annual Meeting. These proxy materials describe the matters on which our Board of Directors would like you to vote and contain information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (SEC) when we solicit your proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 23, 2020. Our 2020 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

What is included in the proxy materials?

The proxy materials include:

•	the Notice of 2020 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement);
•	our Annual Report on Form 10-K for the year ended December 31, 2019 (Annual Report); and
•	if you requested a printed or email copy of these proxy materials, the proxy or voting instruction card that accompanied these materials.

What information is contained in this Proxy Statement and our Annual Report on Form 10-K?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the SEC.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy or voting instructions on the Internet. If you would like to receive a paper or email copy of the proxy materials, you should follow the instructions in the Notice for requesting such materials.

How can I access the proxy materials over the Internet?

The Notice and, if you requested to receive a printed or email copy of these proxy materials, the proxy or voting instruction card that accompanied these materials, contains instructions on how to:

•	view the proxy materials for the Annual Meeting on the Internet and vote your shares; and
•	instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Voting Information

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

Proposal No. 1:	To elect nine members of our Board of Directors, each to serve until our 2021 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified.

Proposal No. 2:	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares.

Proposal No. 3:	To approve, on an advisory basis, the compensation paid to our named executive officers, as described in this proxy statement.

Proposal No. 4:	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

See the “Proposals” section of this Proxy Statement for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof. See “What happens if additional matters are presented at the Annual Meeting?” below.

How does the Board of Directors recommend that I vote?

Our Board recommends that you vote your shares as follows:

Board Recommendation

Proposal No. 1:	The election of nine members of our Board of Directors, each to serve until our 2021 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified.	FOR ALL

Proposal No. 2:	The approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares.	FOR

Proposal No. 3:	The approval, on an advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement.	FOR

Proposal No. 4:	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	FOR

See the “Proposals” section of this Proxy Statement for information on these proposals and our Board’s recommendations.

What happens if additional matters are presented at the Annual Meeting?

Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Nancy S. Lurker, President and Chief Executive Officer, and Ron I. Honig, Senior Vice President, General Counsel and Company Secretary, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof. If, for any reason, any of the director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

How many votes do I have?

There were 124,741,832 shares of common stock issued and outstanding as of the close of business on the Record Date. Each share of our common stock that you own as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting. Cumulative voting for directors is not permitted.

What is the difference between holding shares as a “stockholder of record” as compared to as a “beneficial owner”?

Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote personally at the Annual Meeting. You will need the control or account number included in the Notice or your proxy card or included in the email to you if you received the proxy materials by email in order to be able to vote your shares or submit questions during the Annual Meeting. If you do not wish to vote personally or you will not be attending the Annual Meeting, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of the these proxy materials, you can also vote by telephone or mail by following the instructions contained in the proxy card that accompanied these materials See “How can I vote my shares without attending the Annual Meeting?” below.

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Beneficial Owner: If your shares are held through a broker, bank, trust or other nominee, like the majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote the shares in your account. Since a beneficial owner is not the stockholder of record, you may not vote your shares personally at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote personally or you will not be attending the Annual Meeting, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or by mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares without attending the Annual Meeting?” below.

How can I vote my shares personally at the Annual Meeting?

You may vote your shares held in your name as the stockholder of record personally while participating in the Annual Meeting live via the Internet at www.meetingcenter.io/235445190 using your unique control number that was included in the Notice that you received in the mail.

If your shares are held beneficially in street name, you may still vote them at the Annual Meeting live via the Internet at www.meetingcenter.io/235445190 only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting live via the Internet, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting personally.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

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Stockholder of Record: If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the proxy card that accompanied these materials.

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Beneficial Owner: If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

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granting a new proxy bearing a later date by following the instructions provided in the Notice or, if you requested to receive a printed or email copy of these proxy materials, the proxy card that accompanied these materials;

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providing a written notice of revocation to our Company Secretary at 480 Pleasant Street, Suite A210, Watertown, MA 02472, which notice must be received by our Company Secretary before the Annual Meeting; or

•	attending the Annual Meeting live via the Internet and voting personally.

If you hold shares beneficially in street name, you may change your vote by:

•	submitting new voting instructions to your broker, bank, trustee, or other nominee by following the instructions provided in the voting instruction card that accompanied these proxy materials; or,
•

if you have obtained a valid legal proxy and control number from your broker, bank, trustee, or other nominee giving you the right to vote your shares, by attending the Annual Meeting via the Internet and voting personally using the valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote via the Internet personally at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What is a “broker non-vote”?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank, trustee or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trustee or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

Proposal Nos. 1 and 3 are considered “non-routine” matters, while Proposal Nos. 2 and 4 are considered “routine” matters. Therefore, if you are a beneficial owner of shares held in street name and do not provide voting instructions, your shares will not be voted on Therefore, if you are a beneficial owner of shares held in street name and do not provide voting instructions, your shares will not be voted on Proposal Nos. 1 and 3, and a broker non-vote will occur on this matter. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Because Proposal Nos. 2 and 4 are “routine” matters, a broker, bank, trustee or other nominee will be permitted to exercise its discretion on these proposals, which means there will be no broker non-votes on either of these matters.

How many shares must be present or represented to conduct business at the Annual Meeting?

A “quorum” is necessary to conduct business at the Annual Meeting. A quorum is established if the holders of one-third of all shares issued and outstanding and entitled to vote at the Annual Meeting are present at the Annual Meeting, either in person via virtual communication or represented by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are the voting requirements to approve the proposals discussed in this Proxy Statement?

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Proposal No. 1: Election of nine directors to the Board. Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instructions. A plurality of the votes of the shares present personally or represented by proxy at the Annual Meeting is required to elect director nominees, and as such, the nine nominees who receive the greatest number of votes cast by stockholders entitled to vote on the matter will be elected. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

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Proposal No. 2: Approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 2 requires the affirmative vote of a majority of our voting power entitled to vote on the matter. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have the effect of an AGAINST vote on this proposal.

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Proposal No. 3: Approve, on an advisory basis, the compensation paid to our named executive officers as disclosed in this proxy statement. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 3 requires the affirmative vote of a majority of the votes properly cast on the matter. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

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Proposal No. 4: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 4 requires the affirmative vote of a majority of the votes properly cast on the matter. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask brokers, banks, trustees and other nominees to forward the proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection therewith.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting.

Attending the Annual Meeting

Why is the Annual Meeting being held virtually?

Due to the potential travel and community gathering impacts of the coronavirus pandemic (COVID-19), the Annual Meeting will be held solely in an online format and we strongly encourage all stockholders that were planning to attend the Annual Meeting in person to participate via remote communication. You can access the virtual Annual Meeting at the Annual Meeting time at www.meetingcenter.io/235445190. By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall safety for both EyePoint and its stockholders. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. You will be able to vote online during the Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers. You will only be able to participate in this manner if you log in with your holder control number.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/235445190. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting will be provided to you in your Notice or, if you hold your shares through an intermediary, such as a bank or broker, your password will be provided in the instructions from the intermediary.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your COMPANY holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 18, 2020.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail

Computershare
EyePoint Pharmaceuticals, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

DIRECTORS AND EXECUTIVE OFFICERS

Directors

Our Board of Directors consists of ten (10) directors. The term of each director expires each year at our Annual Meeting of Stockholders. Each director also continues to serve as a director until his or her successor is duly elected and qualified, or until he or she sooner dies, resigns, or is removed. David J. Mazzo, Ph.D. will not stand for re-election at our Annual Meeting but will continue to serve as a director until the expiration of his term at the Annual Meeting. The size of the Board of Directors will be reduced to nine (9) as of the Annual Meeting.

The following table sets forth the name, age, director service period and position of each of our current directors as of April 24, 2020 other than Dr. Mazzo who will not stand for re-election at our Annual Meeting:

Name	Age	Position	Director Since
Göran Ando, M.D.	71	Chairman of the Board of Directors	2018
Nancy Lurker	62	President and Chief Executive Officer and Director	2016
Douglas Godshall	55	Director	2012
Jay Duker, M.D.	61	Director	2016
Kristine Peterson	60	Director	2017
Ronald W. Eastman	68	Director	2018
John B. Landis, Ph.D.	67	Director	2018
David Guyer, M.D.	60	Director	2019
Wendy DiCicco	52	Director	2019

Set forth below for each current director standing for election at the Annual Meeting is a list of Board Committee memberships and a description of his or her business experience, qualifications, education and skills that led our Board to conclude that such individual should serve as a member of our Board:

Göran Ando, M.D.

Chairman of the Board and member of the Science Committee and the Governance and Nominating Committee

Dr. Göran Ando has had a distinguished career in the global pharmaceutical industry that has spanned nearly four decades. He began his career at Pfizer, Inc., where he held several senior clinical positions both in the U.S. and in Europe. Dr. Ando also served as President of the Astra Research Centre. He held various senior appointments at GlaxoSmithKline plc, including Research and Development Director for Glaxo Group Research. Dr. Ando then joined Pharmacia AB in 1995 as Executive Vice President and Deputy Chief Executive Officer to lead Research and Development with additional responsibilities for manufacturing, information technology, business development and M&A. During his nine-year tenure as Head of Research and Development at Pharmacia/Pharmacia & Upjohn, 17 new drugs were approved by the FDA prior to Pharmacia’s acquisition by Pfizer for $60 billion. Dr. Ando retired in 2018 as Chairman of Novo Nordisk A/S and previously served as the Chief Executive Officer of Cell Tech Group PLC from 2003 to 2005. He has also served as Chairman of the Board for several European-based biopharmaceutical companies and he currently serves as a Board member of biopharmaceutical companies in Europe, U.S. and Singapore. He has been a Senior Advisor at EW Healthcare Partners since 2007. Dr. Ando received his Bachelor of Arts degree from Uppsala University in Sweden and Doctor of Medicine degree from Linköping University in Sweden.

We believe Dr. Ando is qualified to serve as Chair of our Board because his strong record of leadership as an executive officer and director in the life sciences industry affords him a deep understanding of the industry and corporate setting in which we operate and allows him to impart his substantial expertise in the fields of manufacturing, information technology, business development and commercialization to the Board and our Company.

Nancy Lurker

President and Chief Executive Officer

Ms. Lurker has been our President and Chief Executive Officer since September 2016. From 2008 to 2015, Ms. Lurker served as President and Chief Executive Officer and a director of PDI, Inc., a Nasdaq-listed healthcare commercialization company now named Interpace Diagnostics Group, Inc. From 2006 to 2007, Ms. Lurker was Senior Vice President and Chief Marketing Officer of Novartis Pharmaceuticals Corporation, the U.S. subsidiary of Novartis AG. From 2003 to 2006, she served as President and Chief Executive Officer of ImpactRx, Inc., a privately held healthcare information company. From 1998 to 2003, Ms. Lurker served as Group Vice President, Global Primary Care Products and Vice President, General Therapeutics for Pharmacia Corporation (Pharmacia), now a part of Pfizer, Inc. She also served as a member of Pharmacia’s U.S. executive management committee. Previously, Ms. Lurker spent 14 years at Bristol-Myers Squibb Company, rising from a sales representative to Senior Director, Worldwide Cardiovascular Franchise Management. Since April 2018, Ms. Lurker has served as a member of the board of directors of Aquestive Therapeutics (Nasdaq AQST), a Nasdaq-listed company. Ms. Lurker also serves a member of the board of directors of the Cancer Treatment Centers of America. Ms. Lurker previously served as chair of the board of directors of X4 Pharmaceuticals, Inc. (Nasdaq: XFOR) from 2016 to 2018, and as a member of the boards of directors of publicly held Auxilium Pharmaceuticals, Inc. from 2011 to 2015 and Mallinckrodt Pharmaceuticals, plc from 2013 to 2016, in addition to serving as a director of PDI, Inc. from 2008 to 2015. Ms. Lurker received a B.S. in Biology from Seattle Pacific University and an M.B.A. from the University of Evansville.

We believe Ms. Lurker is qualified to serve on our Board because of her role as our President and Chief Executive Officer, as well as her broad ranging experience in the pharmaceutical industry and her track record of maximizing the potential of new therapies and successfully implementing innovative U.S. and global drug launches, which provide her with valuable expertise and perspective on our corporate strategy, management, operations and governance.

Wendy DiCicco

Chairperson of the Audit Committee

Ms. DiCicco is an independent financial and board advisor to companies in the life sciences industry, often serving in the role of interim Chief Financial Officer. She most recently was Chief Operating and Financial Officer of Centinel Spine from 2017 to 2018, a privately-held company. Ms. DiCicco currently serves on the Boards of Directors of ExpressCells, and Carmell Therapeutics, both privately-held biotechnology companies, and previously served on the Boards of Directors of II-VI, Inc. (NASDAQ: II-VI) from 2006 until 2017, Syncardia Systems from 2015 until 2016 and CannaPharma Rx (OTC: CPMD) from 2015 until 2016. She previously served as President and Chief Operating Officer of Camber Spine Technologies from 2014 to 2017, and has held Chief Financial Officer roles at Nuron Biotech, Quench USA, Globus Medical and Kensey Nash Corporation. Her career started in public accounting at Deloitte & Touche in 1990. Ms. DiCicco received a B.S. in accounting from Philadelphia College of Textiles and Science and is a licensed CPA. She is also an appointed Board Leadership Fellow and Corporate Governance Fellow of the National Association of Corporate Directors (NACD).

We believe Ms. DiCicco is qualified to serve on our Board because of her highly successful career as a C-suite executive leading financial and operational organizations at numerous global, commercial-stage healthcare companies and her extensive strategic and financial expertise to expand commercial launch efforts.

Douglas Godshall

Chairman of the Governance and Nominating Committee and member of the Compensation Committee

Mr. Godshall has served since May 2017 as President and Chief Executive Officer of Shockwave Medical, a public company (NASDAQ: SWAV) which is creating and commercializing interventional devices designed to better address patients with problematic cardiovascular calcification. Previously, he served as the Chief Executive Officer of HeartWare International, Inc. and its predecessor HeartWare Limited, a medical device company focused on heart failure, from September 2006 until August 2016 and as director from October 2006 until August 2016. HeartWare was acquired by Medtronic PLC in August 2016. Prior to joining HeartWare Limited, Mr. Godshall served in various executive and managerial positions at Boston Scientific Corporation (NYSE: BSX), where he had been employed since 1990, including as a member of Boston Scientific’s Operating Committee. From January 2005 he served as President, Vascular Surgery, and for the prior five years as Vice President, Business Development, focused on acquisition strategies for the cardiology, electrophysiology, neuroradiology and vascular surgery divisions. Mr. Godshall has a Bachelor of Arts in Business from Lafayette College and Master of Business Administration from Northeastern University. Mr. Godshall has served on the board of directors of the Medical Device Manufacturers Association, a national trade association, since May 2014.

We believe Mr. Godshall is qualified to serve on our Board because his managerial experience at public, life sciences companies provides him insights as a successful life sciences entrepreneur with in-depth knowledge of medical product strategy and development.

Jay Duker, M.D.

Chairman of the Science Committee and member of the Governance and Nominating Committee

Dr. Duker is the Director of the New England Eye Center, where he has served in various capacities since 1992. He is also Professor and Chairman of Ophthalmology at Tufts Medical Center and Tufts University School of Medicine. He has published more than 200 journal articles related to ophthalmology and is co-author of Yanoff and Duker’s Ophthalmology, a best-selling ophthalmic text. Dr. Duker is co-founder of three companies, including Hemera Biosciences, Inc., a privately held company seeking to develop anti-compliment gene-based therapies for the treatment of dry and wet age-related macular degeneration. Dr. Duker serves as a Chairman of the Board of Sesen Bio (Nasdaq: SESN), a Nasdaq-listed biopharmaceutical company developing protein therapeutics to treat bladder cancer. Dr. Duker received an A.B. from Harvard University and an M.D. from the Jefferson Medical College of Thomas Jefferson University.

We believe Dr. Duker is qualified to serve on our Board because his extensive clinical and academic experience and expertise in ophthalmology coupled with his leadership as co-founder of other life sciences companies provide him with valuable clinical, scientific and commercial insight to bring to our Company.

Kristine Peterson

Member of the Audit Committee and the Governance and Nominating Committee

Ms. Peterson has over 30 years of healthcare industry experience. She most recently served from 2009 to 2016 as Chief Executive Officer of Valeritas, Inc., a medical technology company focused on innovative drug delivery systems, and as a strategic advisor to Valeritas until August 2017. Prior to that, Ms. Peterson served as Company Group Chair of Johnson & Johnson’s biotech groups from 2006 to 2009, and as Executive Vice President of Johnson & Johnson’s global strategic marketing organization from 2004 to 2006. Prior to that, she served as Senior Vice President, Commercial Operations for Biovail Corporation, a pharmaceutical company, and President of Biovail Pharmaceuticals from 2003 to 2004. Ms. Peterson began her career at Bristol-Myers Squibb, holding assignments of increasing responsibility spanning marketing, sales and general management, including running a cardiovascular / metabolic business unit and a generics division. Ms. Peterson is also a director of Paratek Pharmaceuticals, Inc. (Nasdaq: PRTK),

Immunogen, Inc. (Nasdaq: IMGN), Amarin Corporation plc and Enanta Pharmaceuticals, Inc. (Nasdaq: ENTA), and within the past five years also served as a director of Valeritas, Inc. Ms. Peterson earned a B.S. and M.B.A. from the University of Illinois at Champaign Urbana.

We believe Ms. Peterson is qualified to serve on our Board because of her extensive executive management and sales and marketing experience in both large, multinational pharmaceutical and smaller biotechnology companies, in particular as it relates to later-stage development and commercialization, as well as her other public company board experience.

Ronald W. Eastman

Member of the Compensation Committee and the Governance and Nominating Committee

Mr. Eastman joined Essex Woodlands (EW) in 2006 as a Partner and was appointed Managing Director in 2008. Mr. Eastman led and served on the Board of Directors of EW’s growth equity investment in ProteinSimple (acquired by Bio-Techne). He currently serves on the Board of Directors of EW portfolio companies Elusys Therapeutics, Inc., Suneva Medical, Inc. and Symphogen A/S. Mr. Eastman has over 40 years of experience in building healthcare businesses. He began his career at American Cyanamid Company, which was acquired by American Home Products (now Pfizer), where Mr. Eastman spent 15 years managing various pharmaceutical products, divisions and subsidiaries in the U.S. and overseas. Later as CEO of Geron Corporation, Mr. Eastman led the company’s growth from a venture-backed start-up to a publicly traded pioneer in the fields of regenerative medicine and cancer. Most recently, at Rinat, a private biotech company spun out of Genentech with the support of EW in late 2001, Mr. Eastman led the effort to build the first company dedicated to discovering and developing large molecule drugs for treating nervous system disorders. Rinat was acquired by Pfizer for $500M in 2006. Mr. Eastman has a Bachelor of Arts degree from Williams College and a Master of Business Administration degree from Columbia University.

We believe Mr. Eastman is qualified to serve on the Board because he brings to the Board knowledge and experience in both the healthcare and finance fields, as well as executive leadership, based on his work in life science-related venture capital. Mr. Eastman also brings corporate governance expertise through his service on public company boards.

John Landis, Ph.D.

Member of the Science Committee

Dr. Landis served as a director for Bioanalytical Systems, Inc. from 2009 to 2017, serving as the chairman of its board of directors from 2011 until his departure in 2017. Dr. Landis previously served as Senior Vice President, Pharmaceutical Sciences of Schering-Plough Corporation, a pharmaceutical company, from September 2003 until his retirement in October 2008. In that role, Dr. Landis led the global pharmaceutical sciences function of pharmacy, analytical chemistry, process chemistry, biotechnology, quality assurance, clinical supplies and devices. Prior to that, Dr. Landis served as Senior Vice President, Preclinical Development at Pharmacia Corporation from 1997 until 2003 and led the global preclinical functions of toxicology, drug metabolism and pharmacokinetics, pharmaceutical sciences, analytical chemistry and laboratory animal care. Dr. Landis also served as Vice President, Central Nervous System Psychiatry, Critical Care and Inflammation Development for Pharmacia & Upjohn from 1995 through 1997. Prior to that, Dr. Landis was employed by The Upjohn Company, where he held positions of increasing responsibility in the areas of analytical research, quality assurance and quality control. He is a current member of Purdue University’s Chemistry Leadership Council and Dean’s Leadership Council for the School of Science and serves on the Advisory Board of South West Michigan Life Science Venture Capital and NanoMed Scientific and on the board of directors of Metabolic Solutions Development Company. Over his career, Dr. Landis served on several other boards of directors, academic advisory panels and professional boards. Dr. Landis earned Ph.D. and M.S. degrees in Analytical Chemistry from Purdue University and a B.S. degree in Chemistry from Kent State University.

We believe Dr. Landis is qualified to serve on the Board because his substantial and varied experience working within medical communities ranging from academia to the pharmaceutical industry position him to provide a practical and balanced perspective to the Board. Dr. Landis also brings to the Board executive experience in clinical research and his service on other public company boards affords him a deep understanding of the role of the Board and its oversight of corporate governance and business strategy.

David Guyer, M.D.

Member of the Audit Committee, the Compensation Committee and the Science Committee.

Dr. Guyer currently serves as Executive Chairman of IVERIC bio, Inc. (formerly Ophthotech Corporation) (Nasdaq: ISEE), a publicly-traded biopharmaceutical company specializing in gene therapy treatments for ocular diseases, which he co-founded, and for which he served as Chief Executive Officer from April 2013 until January 2017. Before founding Ophthotech, Dr. Guyer served as a partner and venture partner at SV Life Science Advisers, a venture capital firm focused on healthcare, from 2006 to 2013. Dr. Guyer co-founded Eyetech Pharmaceuticals, Inc. and served as its Chief Executive Officer and as a member of its Board of Directors from 2000 until it was acquired by OSI Pharmaceuticals, Inc. in November 2005. Prior to co-founding Eyetech Pharmaceuticals, Dr. Guyer was a Professor and served as Chairman of the Department of Ophthalmology at New York University School of Medicine. He currently serves on the Board of Directors of Oxurion NV, a publicly-traded biotechnology company.

Dr. Guyer received a B.S. from Yale University and an M.D. from Johns Hopkins Medical School. Dr. Guyer completed his ophthalmology residency at Wilmer Ophthamological Institute, Johns Hopkins Hospital and a retinal fellowship at the Massachusetts Eye and Ear Infirmary at Harvard Medical School.

We believe Dr. Guyer is qualified to serve on the Board because of his extensive executive leadership experience, his extensive experience in ophthalmology, his extensive experience in the life sciences industry as an entrepreneur and venture capital investor, and his service on the board of directors of other life sciences companies.

Executive Officers

Each of our executive officers holds office until the first meeting of our Board following the next annual meeting of stockholders and until such officer’s respective successor is chosen and qualified, unless a shorter period shall have been specified by the terms of such officer’s election or appointment. The following table sets forth information about our executive officers:

Name	Age	Position
Nancy Lurker	62	President and Chief Executive Officer
George Elston	55	Chief Financial Officer and Head of Corporate Development
Dario Paggiarino, M.D.	63	Senior Vice President and Chief Medical Officer
Scott Jones	53	Senior Vice President and Chief Commercial Officer

Nancy Lurker

Please refer to the section entitled “Directors, Executive Officers and Corporate Governance – Directors” above for Ms. Lurker’s biographical information.

George Elston

Mr. Elston has served as our Chief Financial Officer and Head of Corporate Development since November 2019. Mr. Elston brings more than 25 years of diverse financial and senior leadership experience in the biopharmaceutical sector with both global publicly-traded and privately-held organizations. Mr. Elston most recently served as Chief Financial Officer and Head of Corporate Development at Enzyvant Therapeutics from December 2018 to September 2019 where he helped build the pre-commercial rare disease firm leading to its recent 2019 acquisition. Before that, he was President and Chief Executive Officer at 2X Oncology, Inc. from May 2017 to October 2018, where he advanced the company from a spin-out into a multi-program, clinical-stage organization. He was also SVP and CFO of Juniper Pharmaceuticals, Inc. from October 2014 to December 2016 and prior to that, held senior executive roles at KBI Biopharma, Inc., Optherion, Inc., Elusys Therapeutics, Inc. and CR Bard. Mr. Elston began his career in public accounting at Pricewaterhouse. He earned his B.B.A. in accounting from Pace University and is a Certified Public Accountant. He currently serves as a Trustee and Audit Committee Chairman of the DWS – DBX ETF Trust.

Dario Paggiarino, M.D.

Dr. Paggiarino has served as our Senior Vice President and Chief Medical Officer since April 2019, and was previously Vice President, Chief Medical Officer since August 2016. Prior to that, Dr. Paggiarino served since April 2013 as Senior Vice President and Chief Development Officer of Lpath, Inc., a biotechnology company focused on the discovery and development of lipidomic-based therapeutic antibodies that target bioactive signaling lipids to treat a wide range of human diseases. Dr. Paggiarino served as Vice President and Therapeutic Unit Head for retina diseases at Alcon, a division of Novartis from 2011 to 2013. He served as Executive Director of Clinical Development and Medical Affairs at Pfizer Global R&D, a division of Pfizer, Inc., from 2001 to 2011. Earlier in his career, he held research and development positions of increasing responsibility at Angelini Pharmaceuticals, Inc., an affiliate of Angelini S.p.A, a privately-owned company, ultimately serving as president, and later joined Pharmacia Global R&D, a division of Pharmacia Corporation, where he was clinical program director of ophthalmology. Dr. Paggiarino obtained a Medical Doctor (M.D.) degree (Cum Laude) from the University of Rome School of Medicine, Italy, and the Italy Department of Health Board Certification in General Medicine and Surgery.

Scott Jones

Mr. Jones has served as our Chief Commercial Officer since June 2019.  Prior to that, from 2013 to June 2019, Mr. Jones served in various roles at Notal Vision, an ophthalmological diagnostic services company, most recently as Chief Commercial Officer, Vice President of Business Development, and earlier as President. Before joining Notal Vision, from 2009 to 2013, Mr. Jones served as President of QLT Ophthalmics. Prior to that, from 2006 to 2009, Mr. Jones served as Executive Director, Health Policy at Novartis Pharmaceuticals. Mr. Jones also served as Executive Director and Head of Market Access and Government Affairs at Novartis Ophthalmics from 2004 to 2006, as well as other roles of varying responsibility at Novartis and at Ciba Geigy from 1989 to 2004.  Mr. Jones received an M.A. in political science and a Certificate in Public Administration from the University of Florida, as well as a Bachelor of Science in Chemistry.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Arrangements between Officers and Directors

Mr. Eastman was appointed to the Board as the designee of EW Healthcare Partners, L.P., or EWHP, and EW Healthcare Partners-A, L.P., or EWHP-A, pursuant to the terms of that certain Securities Purchase Agreement, dated March 28, 2018, by and among us, EWHP and EWHP-A, or the First Tranche Securities Purchase Agreement. Mr. Eastman is a Managing Director of EW Healthcare Partners, which is an affiliate of both EWHP and EWHP-A. Per the terms of the First Tranche Securities Purchase Agreement, EWHP and EWHP-A have the right, subject to certain customary limitations and restrictions, to nominate one individual to our Board for so long as they beneficially own shares of our common stock.

Dr. Ando was appointed to the Board as the designee of EWHP and EWHP-A, pursuant to the terms of that certain Second Tranche Securities Purchase Agreement, dated March 28, 2018, by and among us, EWHP, EWHP-A and the other accredited investors signatory thereto, or the Second Tranche Securities Purchase Agreement. Dr. Ando is Senior Advisor to EW Healthcare Partners, which is an affiliate of both EWHP and EWHP-A. Per the terms of the Second Tranche Securities Agreement, EWHP and EWHP-A will have the right, subject to certain customary limitations and restrictions, to nominate one additional individual to our Board for so long as they beneficially own shares of our common stock.

Other than as disclosed above, there is no arrangement or understanding between any of our executive officers or directors and any other person, pursuant to which such person was selected to serve as an executive officer or director, as applicable.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Board has unanimously determined that Ms. DiCicco, Dr. Mazzo, Mr. Godshall, Dr. Duker, Ms. Peterson, Mr. Eastman, Dr. Ando, Dr. Landis and Dr. Guyer are independent under applicable standards of the SEC and Nasdaq. Ms. Lurker serves as our President and Chief Executive Officer. Each of the Audit Committee, the Compensation Committee, the Governance and Nominating Committee and the Science Committee is comprised entirely of independent directors.

Board Leadership Structure, Processes and Role in Risk Oversight

Board Leadership Structure

The Board has chosen to separate the roles of Board Chair and Chief Executive Officer and believes that such a separation of roles is in our best interests and the best interests of our stockholders. Dr. Ando’s extensive experience in the life sciences industry in both senior management and board of director positions coupled with his perspective as an independent director provide effective leadership for our Board and support for our executive team.

Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention risks that are material to the Company. The Board has oversight responsibility for the systems established to report and monitor the most significant risks applicable to us. The Board administers its risk oversight role directly and through its committee structure. The Board reviews strategic and financial risks and exposures associated with our long-term strategy, development and commercialization of products and product candidates and other matters that may present material risk to our operations, strategy and prospects. The Audit Committee reviews risks associated with financial and accounting matters, including financial reporting, accounting, disclosure and internal control over financial reporting, as well as risks associated with information technology (cybersecurity) matters. The Compensation Committee reviews risks related to executive compensation and the design of compensation programs, plans and arrangements. The Governance and Nominating Committee manages risks associated with corporate governance, non-financial compliance (including healthcare and related regulatory matters) and Board composition and procedures. The Science Committee supports the Board’s oversight of risks related to our research and development, or R&D, organization.

Executive Sessions

Executive sessions of our independent directors are held at each regularly scheduled meeting of our Board and at other times they deem necessary. Our Board’s policy is to hold executive sessions both with and without the presence of management. Our Board committees also generally meet in executive session at the end of each committee meeting.

Executive and Director Compensation Processes

The agenda for each meeting of the Compensation Committee is usually developed by the chair of the Compensation Committee in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding the compensation for such officer or employee. Our Chief Executive Officer provides recommendations to our Compensation Committee with respect to executive and employee compensation, other than her own compensation. The Compensation Committee takes into consideration Ms. Lurker’s input in granting annual bonuses or equity awards and setting compensation levels.

The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as the authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During 2019, the Compensation Committee retained Radford, part of the Rewards Solutions practice at Aon plc, as its independent consultant to assist in evaluating our executive compensation programs and practices and to make recommendations regarding compensation for the year ended December 31, 2019. During this process, Radford:

•	prepared competitive market data for the compensation of our executive management team;
•	evaluated the continued appropriateness of and made recommendations regarding our peer group;
•	analyzed our short term and long-term incentive plan designs;
•	reviewed equity retention and our equity burn rate and dilution levels relative to the market;
•	assessed our compensation practices and levels against those of our peer group companies and the broader marketplace;
•	made recommendations regarding base salary, target bonus percentage and long-term incentive compensation for each Named Executive Officer; and
•	updated the Compensation Committee on compensation trends and regulatory developments.

None of Radford, Aon or their affiliates provides other services to us. The Compensation Committee assessed the independence of Radford pursuant to SEC rules and concluded that no conflict of interest existed that would prevent Radford from independently representing the Compensation Committee. The Compensation Committee has sole responsibility for the selection, engagement, removal and compensation of its compensation consultant.

The Compensation Committee may form and delegate any or all of its duties or responsibilities to a subcommittee of the Compensation Committee, to the extent consistent with our Certificate of Incorporation, bylaws and applicable laws and rules of markets in which our securities then trade.

Board Committees

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance and Nominating Committee and the Science Committee. Each standing committee has a written charter. Each of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee is comprised entirely of independent directors. The Science Committee is currently comprised entirely of independent directors; however it may in the future include members of our R&D organization and other members of executive management in accordance with its charter. While each committee has designated responsibilities, the committees act on behalf of the entire Board and regularly report on their activities to the entire Board. Details concerning the role and structure of the Board and each Board committee are contained in the Corporate Governance Guidelines and the committee charters, available on the “Investor” section of our website at www.eyepointpharma.com under “Corporate Governance.”

Audit Committee

The Audit Committee is responsible for assisting the Board with oversight of our accounting and financial reporting processes, including but not limited to (i) our audit program; (ii) the integrity of our financial statements; (iii) the review and assessment of the qualifications and independence of our independent registered public accounting firm; and (iv) the preparation of reports required of the Audit Committee under the rules of the Securities and Exchange Commission, or SEC. More specifically, the Audit Committee’s responsibilities include:

•

appointing, overseeing and, if necessary, replacing the independent registered public accounting firm, including evaluating the effectiveness and independence of the firm at least annually, approving or pre-approving all audit and non-audit services provided by the firm and establishing hiring policies for employees or former employees of the firm, and also including resolving any disagreements between management and the firm regarding financial reporting;

•	reviewing with the independent registered public accounting firm the scope of, plans for and any difficulties with audits and the adequacy of staffing and compensation;
•

reviewing with the independent registered public accounting firm matters required to be communicated to audit committees in accordance with Public Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 1301, Communications With Audit Committees;

•

reviewing with management and the independent registered public accounting firm our internal controls, financial and critical accounting policies (including effects of alternate United States generally accepted accounting principles, or GAAP, methods and off-balance sheet structures, if any) and significant judgments;

•

reviewing with management and the independent registered public accounting firm our annual and quarterly financial statements and financial disclosure, and preparing the Audit Committee report for inclusion in our annual proxy statement;

•	reviewing, or establishing standards for, the substance and presentation of information included in earnings press releases and other earnings guidance;
•	reviewing material pending legal proceedings and other contingent liabilities;
•	implementing appropriate control processes for accounting, disclosures and reporting, review and approval of intercompany, related party and significant unusual transactions;
•

establishing procedures for receipt, retention and treatment of complaints, including the confidential and anonymous submission of concerns by employees regarding accounting, internal accounting controls or auditing matters;

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receiving from management a report of any significant deficiencies and material weaknesses in the design or operation of our internal controls, and any fraud involving management or other employees who have a significant role in our internal controls;

•

reviewing with our external legal counsel, insurance advisors and the independent registered public accounting firm with respect to risk assessment and risk management and periodically discussing our plans or processes to monitor, control and minimize corporate risks and exposures with respect to information technology and cybersecurity;

•	presenting to the Board annually an evaluation of the Audit Committee’s performance and charter; and
•	performing such other activities as the Board or the Audit Committee deem appropriate.

The members of the Audit Committee are Ms. DiCicco  (chair), Ms. Peterson, Dr. Mazzo and Dr. Guyer, each of whom was a member of the Audit Committee during the year ended December 31, 2019. Ms. DiCicco joined the committee on July 15, 2019 and replaced Dr. Guyer as Audit Committee chair. Dr. Mazzo will not be standing for re-election at the Annual Meeting.

The Board has determined that all members of the Audit Committee are independent for purposes of service on the Audit Committee as provided in SEC and Nasdaq rules, as applicable. The Board also has determined that Ms. DiCicco, Dr. Mazzo, Ms. Peterson and Dr. Guyer are audit committee financial experts.

The Audit Committee met four times during the year ended December 31, 2019.

Compensation Committee

The Compensation Committee is responsible for (i) discharging the Board’s responsibilities relating to executive compensation, (ii) overseeing our compensation and employee benefits plans and practices, including incentive, equity-based and other compensatory plans in which executive officers and key employees participate and (iii) producing a report on executive compensation as required by the SEC. More specifically, the Compensation Committee’s responsibilities include:

•	developing and periodically reviewing compensation policies and practices applicable to executive officers;
•	determining and approving the compensation of the CEO and other executive officers;
•

supervising, administering and evaluating incentive, equity-based and other compensatory plans of our company in which executive officers and key employees participate, including approving guidelines and size of grants and awards, making grants and awards, interpreting and promulgating rules relating to the plans, modifying or canceling grants or awards, designating employees eligible to participate and imposing limitations and conditions on grants or awards;

•

reviewing and making recommendations to the Board regarding any executive and equity compensation plans and such other compensation and benefit plans that are subject to Board approval and, where appropriate or required, to stockholder approval;

•

approving any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by our officers, directors, employees or consultants;

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reviewing and approving any employment agreements, severance arrangements, change-in-control arrangements or special or supplemental employee benefits, and any material amendments to any of the foregoing, applicable to executive officers and our other employees;

•

making individual determinations and granting any shares, stock options or other equity-based awards under all equity-based compensation plans that are outside approved guidelines for such grants, and exercising such power and authority as may be required or permitted under such plans;

•	annually evaluating the performance of the Compensation Committee;
•	annually reviewing and reassessing the charter of the Compensation Committee and, if appropriate, recommending changes to the Board;
•	annually evaluating the adequacy of directors’ compensation and the composition of such compensation;
•

reviewing the Compensation Discussion & Analysis to be included in our annual proxy statement or Annual Report on Form 10-K and issuing a Compensation Committee report thereon as required by the SEC to be included in our annual proxy statement or Annual Report on Form 10-K filed with the SEC;

•

reviewing significant risks or exposures facing us and discussing the relationship, if any, between these risks and our compensation policies and practices, as well as appropriate means through compensation policy to mitigate these risks;

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annually reviewing and recommending to the Board, as applicable, for approval of, (i) the frequency with which we conduct stockholder advisory votes on executive compensation (Say on Pay Vote) and (ii) any proposals related to the Say on Pay Vote to be included in our annual proxy statement, in each case as applicable;

•	performing such other duties and responsibilities as may be assigned to the Compensation Committee by the Board or as designated in plan documents; and
•	forming and delegating authority to subcommittees, comprised of one or more members of the Compensation Committee, when the Compensation Committee deems appropriate.

The members of the Compensation Committee are Dr. Mazzo (chair), Mr. Godshall, Mr. Eastman and Dr. Guyer, each of whom was a member of the Compensation Committee during the year ended December 31, 2019. Dr. Mazzo will not be standing for re-election at the Annual Meeting and will be replaced as Compensation Committee chair by Dr. Guyer following the Annual Meeting.

The Board has determined that all members of the Compensation Committee are independent for purposes of service on the Compensation Committee as provided in SEC and Nasdaq rules, as applicable.

The Compensation Committee met six times during the year ended December 31, 2019.

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described above under “Corporate Governance and Board Matters—Board Leadership Structure, Processes and Role in Risk Oversight—Executive and Director Compensation Processes.”

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for (i) identifying and recommending to the Board individuals qualified to serve as directors, (ii) advising the Board with respect to Board composition and procedures, (iii) overseeing the evaluation of the Board and (iv) developing and maintaining our corporate governance and compliance policies. The Governance and Nominating Committee has periodically engaged third parties to identify and evaluate candidates qualified to serve as our directors and may continue to do so in the future. More specifically, the Governance and Nominating Committee’s responsibilities include:

•	identifying, recruiting and interviewing candidates for Board membership;
•	reviewing the background and qualifications of individuals being considered as director candidates;
•	developing and recommending to the Board guidelines and criteria to determine the qualifications of directors;
•	recommending to the Board the director nominees for election by the stockholders or appointment by the Board to fill any vacancies pursuant to our By-Laws;
•	reviewing and considering candidates for election submitted by stockholders;
•	reviewing the suitability for continued service as a director of each Board member when his or her term expires, and recommending whether or not the director should be re-nominated;
•	monitoring the independence (within the meaning of the Nasdaq listing requirements) of Board members and the overall Board composition;
•	reviewing periodically the size of the Board and to recommend to the Board any appropriate changes;
•	making recommendations on the frequency and structure of Board meetings and on the practices of the Board;
•	recommending to the Board the directors to be appointed to each committee of the Board, including the Governance and Nominating Committee;
•	recommending to the Board the director to serve as chair of the Board and the directors to serve as chair of each committee of the Board, including the Governance and Nominating Committee;
•

reviewing our corporate governance policies, including information related to the operations of the committees of the Board, director independence, the director nominations process and the documents, policies and procedures in our corporate governance framework, identifying best practices and discussing with management the results of such review;

•

overseeing all non-financial compliance activities and matters, including the design and implementation of appropriate compliance programs, policies and procedures and the management of matters involving significant legal or regulatory compliance exposure or material reports or inquiries from government or regulatory agencies;

•	overseeing an annual self-evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively;

•	performing such other duties and responsibilities as may be assigned to the Governance and Nominating Committee by the Board or as designated in plan documents; and
•	forming and delegating authority to subcommittees, comprised of one or more members of the Governance and Nominating Committee, when the Governance and Nominating Committee deems appropriate.

The members of the Governance and Nominating Committee are Mr. Godshall (chair), Dr. Ando, Dr. Duker, Ms. Peterson and Mr. Eastman. Each of Dr. Ando, Mr. Godshall, Dr. Duker, Ms. Peterson and Mr. Eastman was a member of the committee during the year ended December 31, 2019. Dr. Ando joined the committee on February 21, 2019.

The Board has determined that all members of the Governance and Nominating Committee are independent for purposes of service on the Governance and Nominating Committee as provided in SEC and Nasdaq rules, as applicable.

The Governance and Nominating Committee met four times during the year ended December 31, 2019.

Science Committee

The Science Committee is responsible for reviewing the science, clinical and regulatory strategy underlying our research and development programs and making recommendations to the Board on key strategic and tactical issues relating to our research and development activities. More specifically, the Science Committee’s responsibilities include:

•	reviewing the science and clinical and regulatory strategy underlying the major research and development programs, including publication strategies;
•	reviewing our significant medical affairs strategies and initiatives;
•	reviewing the annual research and development budget and allocation of resources to discovery and development programs;
•	reviewing the capacity and skill set of the research development organization;
•	reviewing the implications for the research and development organization of significant business development transactions, including mergers, acquisitions, licensing and collaborative agreements;
•	reviewing the progress toward achievement of key research and development milestones;
•	reviewing and overseeing our intellectual property strategies and initiatives; and
•

reviewing the interactions of the research and development organization with health care providers and regulatory bodies, especially with regard to the reporting of adverse events and/or unexpected negative data observed in the preclinical and clinical studies conducted by us.

The current members of the Science Committee are Dr. Duker (chair), Dr. Mazzo, Dr. Ando, Dr. Landis and Dr. Guyer. Each of Dr. Duker, Dr. Mazzo, Dr. Ando, Dr. Landis and Dr. Guyer was a member of the committee during the year ended December 31, 2019. Dr. Mazzo will not be standing for re-election at the 2020 Annual Meeting.

The Science Committee met three times during the year ended December 31, 2019.

Attendance at Board and Committee Meetings

The Board met four times during the year ended December 31, 2019. Except as described below, each of the directors who served during the year ended December 31, 2019 and are standing for election attended at least 75% of the aggregate of the total number of meetings of the Board and of the committees on which he or she served (during the period that each such director served). During the year ended December 31, 2019, Dr. Guyer attended approximately 65% of the aggregate of the total number of meetings of the Board and of the committees on which he served during the year. Our corporate governance guidelines encourage, but do not require our directors to attend annual meetings of stockholders. With the exception of Michael Rogers, who did not stand for re-election at the 2019 Annual Meeting, each director who was serving as a director as of the 2019 Annual Meeting attended the 2019 Annual Meeting, either in person or by telephone.

Stockholder Nominations for Director

The Governance and Nominating Committee will consider written stockholder recommendations for candidates for the Board, which recommendations should be delivered or mailed, postage prepaid, to:

Company Secretary

EyePoint Pharmaceuticals, Inc.

480 Pleasant Street, Suite A210

Watertown, MA 02472

United States

Stockholder recommendations must include certain relevant information concerning the candidate, the stockholder making the recommendation and any beneficial owner on whose behalf the recommendation is made. The required information is set forth in our Stockholder Nomination Policy, available on the “Investor” section of our website at www.eyepointpharma.com under “Corporate Governance – Governance Overview.”

The Governance and Nominating Committee will evaluate candidates for director who are recommended by stockholders on the same basis as candidates recommended by other sources. Considerations include the Governance and Nominating Committee’s discretionary assessment of the skills represented and required on the Board, and an evaluation of candidates against the standards and qualifications set forth in our Corporate Governance Guidelines and criteria approved by the Board from time to time. We do not have a formal policy with respect to diversity, although we seek to have a Board that reflects a range of talents, ages, skills, viewpoints, professional experience, educational backgrounds, expertise, genders and ethnicities. The Governance and Nominating Committee will determine whether to interview any candidate in its sole discretion.

Stockholder Communications with Directors

Stockholders and other interested parties may communicate directly with the Board, the independent directors, the Chairman of the Board, any other group of directors or any individual director. The required information is set forth in our Policy Regarding Stockholder Communications With Directors, available on the “Investor” section of our website at www.eyepointpharma.com under “Corporate Governance – Governance Overview”. Any such written communications should be addressed to the relevant group or individual and sent to the following address:

Name(s) of Director(s), Group of Directors or Board of Directors

c/o Company Secretary

EyePoint Pharmaceuticals, Inc.

480 Pleasant Street, Suite A210

Watertown, MA 02472

United States

Our Company Secretary will forward such communications to the relevant group or individual at or prior to the next meeting of the Board.

Code of Business Conduct

We have adopted a Code of Business Conduct applicable to each of our officers, directors and employees, and consultants and contractors to, us and our subsidiaries, including our principal executive officer and principal financial officer. The Code of Business Conduct is a set of policies on key integrity issues that requires our representatives to act ethically and legally. It includes policies with respect to conflicts of interest, compliance with laws, insider trading, corporate opportunities, competition and fair dealing, discrimination and harassment, health and safety, record-keeping, confidentiality, protection and proper use of assets, payments to government personnel and reports to and communications with the SEC and the public.

We intend to disclose any future amendments to, or waivers from, the Code of Business Conduct that affect our directors or senior financial and executive officers within four business days of the amendment or waiver by posting such information on the “Investor” section of our website at www.eyepointpharma.com under “Corporate Governance—Governance Overview.”

Audit Committee Report

As more fully described in its charter, the Audit Committee oversees our financial reporting process on behalf of the Board. Our management is responsible for our financial reporting process, including assuring that we develop and maintain adequate financial controls and procedures, and assess compliance therewith. Our independent registered public accounting firm, Deloitte & Touche LLP, or Deloitte, is responsible for performing an audit of the effectiveness of our internal control over financial reporting in conjunction with an audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and issuing its opinion on the financial statements and the effectiveness of internal control over financial reporting.

The committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2019 with our management and Deloitte. The committee also reviewed and discussed with Deloitte our audited consolidated financial statements and the matters required to be discussed by the applicable requirements of the PCAOB. The committee met with Deloitte, with and without management present, to discuss the results of their examinations, other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate, their evaluation of our internal controls and the overall quality of our financial reporting.

The committee discussed with Deloitte the firm’s independence and received from Deloitte and reviewed the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence). The committee considered whether Deloitte’s provision of non-audit services to us is compatible with Deloitte’s independence and concluded that Deloitte is independent from our company and our management.

Based on the above-referenced reviews and discussions with our management and Deloitte, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

Submitted by the members of the
Audit Committee
Wendy DiCicco (Chair)
Kristine Peterson
David Mazzo David Guyer

RELATED PARTY TRANSACTIONS

Policy Regarding Transactions with Related Persons

We maintain a written “Policy Regarding Related Person Transactions.” Under this policy, the Audit Committee or, in time sensitive instances, the chair of the Audit Committee, has responsibility for reviewing and approving or ratifying any transaction in which we and any of our directors, director nominees, executive officers or 5% stockholders and their immediate family members are participants, or in which such persons have a direct or indirect material interest, as provided under SEC rules. In reviewing transactions, the committee or the chair considers all of the relevant facts and circumstances, and approves only those transactions that the committee or the chair in good faith determines to be in, or not inconsistent with, the best interests of us and our stockholders. Except as disclosed below, there were no such related-person transactions since January 1, 2018.

Transactions with Related Persons

Equity Financings

On March 28, 2018, we entered into (i) the First Tranche Securities Purchase Agreement with two related parties, EWHP and EWHP-A, which we collectively refer to as the First Tranche Investors, pursuant to which we offered and sold to such investors an aggregate of 8,606,324 shares of our common stock, or the First Tranche Transaction, and (ii) the Second Tranche Securities Purchase Agreement with the First Tranche Investors and certain other accredited investors signatory thereto, which we collectively refer to as the Second Tranche Investors, pursuant to which we agreed to offer and sell, subject to the approval of our stockholders, an aggregate of up to approximately $25.5 million of units, which we refer to individually each as a Unit and collectively as the Units, with each Unit consisting of (a) one share of our common stock and (b) one warrant to purchase a share of our common stock. We refer to the issuance of the Units pursuant to the Second Tranche Securities Purchase Agreement as the Second Tranche Transaction. Our stockholders approved the sale and issuance of the Units on June 22, 2018 and we sold 20,184,224 Units to the Second Tranche Investors upon the closing of the Second Tranche Transaction on June 25, 2018.

The shares of our common stock sold to the First Tranche Investors pursuant to the First Tranche Securities Purchase Agreement were sold at a purchase price of $1.10 per share, which was the consolidated closing bid price of our common stock on the Nasdaq Global Market immediately preceding the execution of the First Tranche Securities Purchase Agreement. Each Unit sold upon the closing of the Second Tranche Transaction was sold at a purchase price of $1.265 per Unit.

Each of the warrants issued in the Second Tranche Transaction, which we refer to individually as a Second Tranche Warrant and collectively as the Second Tranche Warrants, were exercisable at any time on or prior to the close of business on September 28, 2018 (which was the 15th business day following the date on which the holders of the Second Tranche Warrants received written notice from us that the Centers for Medicare & Medicaid Services had announced that a new C-Code has been established for DEXYCU). As of September 28, 2018, the Second Tranche Investors exercised all of the outstanding Second Tranche Warrants and we issued an aggregate of 20,184,224 shares of our common stock at an exercise price of $1.43 per share to the Second Tranche Investors.

Pursuant to the First Tranche Securities Purchase Agreement and the Second Tranche Securities Purchase Agreement, we issued to EWHP an aggregate 24,485,283 shares of our common stock and 16,211,822 Second Tranche Warrants for aggregate gross proceeds of $29,608,762. Pursuant to the First Tranche Securities Purchase Agreement and the Second Tranche Securities Purchase Agreement, we issued to EWHP-A an aggregate 985,107 shares of our common stock and 652,244 Second Tranche Warrants for aggregate gross proceeds of $1,191,238.

In connection with the First Tranche Transaction, we entered into a Registration Rights Agreement with the First Tranche Investors, or the First Tranche Registration Rights Agreement, effective as of the closing of the First Tranche Transaction. Pursuant to the First Tranche Registration Rights Agreement, the First Tranche Investors required us to register their shares of common stock for resale on a registration statement filed with the SEC and such investors have the right to “piggyback” on certain of our registrations. The registration rights will terminate with respect to each First Tranche Investor on the date on which such investor ceases to beneficially own shares of our common stock or can sell all of its registrable shares without limitation pursuant to Rule 144 of the Securities Act of 1933, as amended.

In connection with the closing of the Second Tranche Transaction, we entered into that certain Second Registration Rights Agreement with the Second Tranche Investors, or the Second Tranche Registration Rights Agreement. Pursuant to the Second Tranche Registration Rights Agreement, we were required, within 30 days of the closing of the Second Tranche Transaction, to file a shelf registration statement with the SEC registering for resale the securities issued to the Second Tranche Investors in the Second Tranche Transaction and any securities issued pursuant to the First Tranche Securities Purchase Agreement that have not already been registered. We filed a registration statement registering for resale these securities on July 25, 2018.

We amended the Second Tranche Registration Rights Agreement, which amendment extended the date by which we were required to have a registration statement registering for resale the securities issued to the Second Tranche Investors in the Second Tranche Transaction and any securities issued pursuant to the First Tranche Securities Purchase Agreement that had not already been registered declared effective by the SEC. Per the terms of the amended Second Tranche Registration Rights Agreement, the registration statement registering for resale the securities issued to the Second Tranche Investors in the Second Tranche Transaction and any securities issued pursuant to the First Tranche Securities Purchase Agreement that have not already been registered were to be declared effective on or before November 5, 2018. The Second Tranche Registration Rights Agreement was declared effective on November 1, 2018.

The brother of James Barry, a former member of our Board, served as a managing director of the First Tranche Investors at the time of the closing of the First Tranche Transaction. Dr. Barry’s brother was not involved in either the First Tranche Transaction or the Second Tranche Transaction nor did he receive any direct financial benefit from the closing of the First Tranche Transaction or the Second Tranche Transaction.

Two of our directors, Mr. Eastman and Dr. Ando, were appointed to the Board by the First Tranche Investors pursuant to the terms of the First Tranche Securities Purchase Agreement and the Second Tranche Securities Purchase Agreement, respectively. Mr. Eastman is a Managing Director of EW Healthcare Partners, which is an affiliate of the First Tranche Investors and Dr. Ando is a Senior Advisor to EW Healthcare Partners, which is an affiliate of the First Tranche Investors.

Lease Agreement

Effective June 11, 2018, we leased 1,381 square feet of incremental office space in Basking Ridge, New Jersey from Caladrius Biosciences Inc. David J. Mazzo, a member of our Board, is the President and Chief Executive Officer and a member of the board of directors of Caladrius Biosciences Inc. The lease term extends through May 2022. Base rent of $2,884 per month increases by $0.50 per square foot each year beginning June 1, 2019. During the period from inception through the year ended December 31, 2019, we incurred $54,895 of rent expense for this facility. During the year ended December 31, 2019, we incurred $35,668 of rent expense for this facility.

Director and Officer Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. In general, these agreements provide that we will indemnify the director or executive officer to the fullest extent permitted by law for claims arising in his or her capacity as a director or executive officer of our company or in connection with their service at our request for another corporation or entity. The indemnification agreements also provide for procedures that will apply in the event that a director or executive officer makes a claim for indemnification and establishes certain presumptions that are favorable to the director or executive officer.

We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

STOCK OWNERSHIP

Stock Ownership of Directors, Officers and Principal Stockholders

At the close of business on April 24, 2020, there were 124,741,832 shares of our common stock issued and outstanding and entitled to vote. On April 24, 2020, the closing price of our common stock as reported on the Nasdaq Global Market was $0.8625 per share. The following table sets forth certain information relating to the beneficial ownership of our common stock as of April 24, 2020 by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our Named Executive Officers (as defined below); and
•	all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Unless otherwise indicated, the address for each of the beneficial owners listed below is: c/o EyePoint Pharmaceuticals, Inc., 480 Pleasant Street, Suite A210, Watertown, MA 02472, United States.

Beneficial Owner	Aggregate Number of Shares Beneficially Owned(1)	Percent of Shares Beneficially Owned
Greater Than 5% Stockholder:
EW Healthcare(2)(3)	41,903,956	33.59%
21 Waterway Avenue, Suite 225
The Woodlands, TX 77380
Executive Officers and Directors:
Göran Ando	81,666	*
Nancy Lurker	2,134,050	1.69%
David Mazzo	511,750	*
Douglas Godshall	282,834	*
Ron Eastman(2)(3)	41,903,956	33.59%
Jay Duker	150,834	*
Kristine Peterson	140,000	*
John Landis	106,666	*
David Guyer	26,666	*
Wendy DiCicco(4)	—	*
George Elston	26,898	*
Dario Paggiarino	522,136	*
All current directors and executive officers as a group (13 persons)	45,990,346	35.95%

*	Represents holdings of less than 1% of our outstanding common stock
(1)

Reflects sole voting and investment power, except as indicated below. Includes shares of common stock that each of the following persons had the right to acquire on April 24, 2020 or within sixty (60) days thereafter through the exercise of stock options or for the issuance of common shares underlying restricted stock units and deferred stock units: Dr. Ando (81,666), Ms. Lurker (1,559,250), Dr. Mazzo (337,917), Mr. Godshall (265,834), Dr. Duker (125,834), Ms. Peterson (140,000), Dr. Landis (66,666), Dr. Guyer (26,666), Mr. Elston (6,898) and Dr. Paggiarino (479,089). Also included in the shares beneficially owned by all current directors and executive officers as a group is 102,890 shares of common stock that Mr. Jones had the right to acquire on April 24, 2020 or within sixty (60) days thereafter through the exercise of stock options or for the issuance of common shares underlying restricted stock units.

(2)

Based, in part, on information provided on a Schedule 13D/A filed jointly on February 13, 2019 by EWHP, EWHP-A, Essex Woodlands Fund IX-GP, L.P., a Delaware limited partnership, or Essex IX Fund GP, Essex Woodlands IX, LLC, a Delaware limited liability company, or Essex IX General Partner, Martin P. Sutter, an individual, R. Scott Barry, an individual, Ronald W. Eastman, an individual, and Petri Vainio, an individual, each of which serve as a Manager and collectively as the Managers. Essex IX Fund GP is the general partner of each of EWHP and EWHP-A, and Essex IX General Partner is the general partner of Essex IX Fund GP. The Managers are each managers of Essex IX General Partner. EWHP and EWHP-A have the sole voting and investment power with respect to their respective shares of common stock. Each of the Managers may be deemed to have shared voting and dispositive power with respect to the shares of common stock registered hereunder. Each of Essex IX Fund GP, Essex IX General Partner and the Managers, including Mr. Eastman, disclaims beneficial ownership of the shares held by EWHP and EWHP-A, except to the extent of any pecuniary interests therein. The principal address of EWHP, EWHP-A, Essex IX Fund GP, Essex IX General Partner and each of the Managers is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380.

(3)	Consists of 40,283,255 shares of common stock held by EWHP and 1,620,701 shares of common stock held by EWHP-A.
(4)

Ms. DiCicco joined our Board on July 15, 2019. Ms. DiCicco did not hold any shares of our common stock as of April 24, 2020, nor did she have the right to acquire beneficial ownership of any shares of our common stock within sixty (60) days thereafter.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2019:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(4)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column a) (c)
Equity Compensation plans approved by security holders	9,851,699	(1)	$2.63	11,025,449	(5)
Equity Compensation plans not approved by security holders(2)	1,845,000	(3)	1.62	—
Total	11,696,699		$2.52	11,025,449

(1)

Consists of outstanding stock options, restricted stock units and deferred stock units to purchase 9,851,699 awards pursuant to our 2008 Equity Incentive Plan, as amended, or the 2008 Plan, and our 2016 Plan, as amended, or the 2016 Plan.

(2)

Our Board has not established any specific number of shares that could be issued without stockholder approval. Inducement grants to new key employees are determined on a case-by-case basis. Other than possible inducement grants, we expect all equity awards will be made under stockholder-approved plans.

(3)

Consists of an aggregate of 1,845,000 shares of our common stock under stock options issued as inducement grants as of December 31, 2019. These stock options are generally subject to the same terms and conditions as those awarded pursuant to the plans approved by our stockholders.

(4)	Restricted stock units and deferred stock units are not included in the weighted-average exercise price calculation because there no exercise prices are associated with stock units.
(5)	Consists of 9,925,449 available for issuance under the 2016 Plan and 1,100,000 shares available for issuance under our 2019 Employee Stock Purchase Plan.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Our named executive officers for the year ended December 31, 2019 are Nancy Lurker, our President and Chief Executive Officer, George Elston, our Chief Financial Officer and Head of Corporate Development, and Dario Paggiarino, our SVP and Chief Medical Officer, who we collectively refer to as our Named Executive Officers.

Summary Compensation Table

The following table and footnotes provide information regarding the compensation of our Named Executive Officers for the year ended December 31, 2019, the six-month transition period ended December 31, 2018 (2018TP) and the fiscal year ended June 30, 2018:

Executive Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Nancy Lurker	2019	577,037	—	650,207	(6)	693,165	144,034	15,340	2,079,783
President and Chief Executive Officer	2018TP	281,139	15,463	—		—	154,626	1,804	453,032
	2018	545,900	48,309	454,316	(7)	785,415	326,997	14,860	2,175,797

George Elston	2019	58,385	20,000	—		635,555	—	2,068	716,008
Chief Financial Officer and Head of Corporate Development

Dario Paggiarino	2019	420,862	—	—		275,775	105,188	15,340	817,165
SVP and Chief Medical Officer	2018TP	204,223	8,679	—		—	86,795	5,222	304,919
	2018	396,550	16,655	86,904	(8)	205,135	149,896	19,888	875,028

(1)

These amounts represent the discretionary annual bonuses paid to the Named Executive Officers as follows; for 2019 Mr. Elston was granted a $20,000 discretionary bonus and did not participate in the Non-Equity Incentive Plan; for the six-month transition period ended December 31, 2018 and for fiscal year 2018 in excess of the respective amounts earned by the executive based upon achievement of the applicable corporate and individual performance goals for each such period. The Compensation Committee determined to award an overall corporate performance achievement score of 110% (pro-rated to 55% for the six-month transition period), which was greater than the score of 100% (pro-rated to 50%) that resulted from the achievement of the applicable corporate goals, in recognition of the transformational accomplishments made by the Company during the six-month transition period. A similar 10% additional bonus amount (pro-rated to 5%) was applied to the 25% weighting of the individual performance achievement score of 125% for Dr. Paggiarino. For fiscal 2018, the Compensation Committee determined to award an overall corporate performance achievement score of 125%, which was greater than the score that resulted from the achievement of the applicable corporate goals (109%), in recognition of the significant transformation of the Company during fiscal 2018. In accordance with SEC guidance, these excess amounts are included in the “Bonus” column of the “Summary Compensation Table.”

(2)

These amounts represent the aggregate grant date fair value of restricted stock unit awards and performance stock unit awards granted during the applicable fiscal year period computed in accordance with FASB ASC Topic 718. For a more detailed discussion of the valuation model and assumptions used to calculate the fair value of each stock award, refer to Note 12 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 16, 2020. The grant date fair value was measured at the date of stockholder approval for stock awards granted to Ms. Lurker prior to our May 7, 2018 delisting from the Australian Securities Exchange (ASX), which approval was required by ASX Listing Rules, and at the date of Compensation Committee approval in the case of all other stock awards to our Named Executive Officers.

(3)

These amounts represent the aggregate grant date fair value of option awards granted during the applicable fiscal year period computed in accordance with FASB ASC Topic 718. The grant date fair value of the option awards is estimated using the Black-Scholes option pricing model. For a more detailed discussion of the assumptions used to calculate the fair value of each option award, refer to Note 12 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 16, 2020. The grant date fair value was measured at the date of stockholder approval in the case of Ms. Lurker for option awards granted prior to our May 7, 2018 delisting from ASX, which approval was required under ASX Listing Rules, and at the date of Compensation Committee approval in the case of all other option awards to our Named Executive Officers. The option award granted to Mr. Elston during 2019 was an inducement grant in connection with his hire as Chief Financial Officer on November 14, 2019, which was granted outside of the 2016 Plan but is subject to the terms and conditions of the 2016 Plan.

(4)	These amounts represent the amount of the annual performance bonus earned by the Named Executive Officer for the calendar 2019, the 2018 transition period and fiscal years 2018, as applicable.
(5)	These amounts consist of 401(k) employer matching contributions and payment of group term life insurance premiums.
(6)

This amount includes the grant date fair value of the service-based restricted stock units granted to Ms. Lurker on February 21, 2019, which was subject to shareholder approval at the June 25, 2019 annual meeting of stockholders.  Accordingly, the grant date fair value of this award is equal to the closing price of our common stock on the grant date ($1.58) multiplied by the number of restricted stock units granted (411,523).
(7)

This amount includes the grant date fair value of 115,000 performance stock units (PSUs) that were granted to Ms. Lurker on June 27, 2017, which were subject to stockholder approval under the then applicable ASX listing rules. Accordingly, the grant date fair value of this award was measured in fiscal 2018 following the December 15, 2017 annual meeting of stockholders, at which time the first performance condition was determined to be probable of achievement. As a result, the grant date fair value for Ms. Lurker’s PSUs of $43,316 at December 15, 2017 has been included as a component of the total stock awards value for Ms. Lurker for fiscal 2018 in the above table. The maximum number of performance stock units that would be earned by Ms. Lurker upon satisfaction of the applicable service and performance-based vesting conditions is 115,000. As of December 31, 2019, all of these performance stock units were earned, vested and released.

This amount also includes the grant date fair value of the service-based restricted stock units that were granted to Ms. Lurker on June 27, 2017, which were subject to stockholder approval under the then applicable ASX listing rules. Accordingly, the grant date fair value of this award was measured in fiscal 2018 following the December 15, 2017 annual meeting of stockholders and has been included as a component of the total stock awards value for Ms. Lurker for fiscal 2018 in the above table. The grant date fair value of this award ($135,600) was equal to the closing price of our common stock on the stockholder approval date ($1.13) multiplied by the number of service-based restricted stock units (120,000).

This amount also includes the grant date fair value of the service-based restricted stock units granted to Ms. Lurker on June 14, 2018 ($275,400), which is equal to the closing price of our common stock on the grant date ($2.04) multiplied by the number of restricted stock units granted to Ms. Lurker (135,000).

(8)

This amount includes the grant date fair value of the service-based restricted stock units granted to Dr. Paggiarino on June 14, 2018, which is equal to the closing price of our common stock on the grant date ($2.04) multiplied by the number of restricted stock units granted (42,600).

Narrative Disclosure to Summary Compensation Table

2019 Fiscal Year Base Salaries

In 2019, the annual base salaries for Ms. Lurker and Dr. Paggiarino were $581,957 and $425,000, respectively and were effective April 1, 2019. Mr. Elston’s employment as our Chief Financial Officer and Head of Corporate Development commenced on November 14, 2019 with an annual base salary of $440,000. For the fiscal year ending December 31, 2020, the Compensation Committee approved a salary increase of 3.5% for Dr. Paggiarino, with effect from April 1, 2020, resulting in an annual base salary of $439,875.  No increase was approved for the other named executives.

2019 Fiscal Year Non-Equity Incentive Plan Compensation

Each of our executive officers is eligible to receive an annual performance bonus based on the achievement of corporate goals, as determined by our Board of Directors, and individual performance goals, as recommended by our Chief Executive Officer and approved by the Compensation Committee. The performance bonus for our Chief Executive Officer is weighted 100% for achievement of our corporate goals, whereas the performance bonus for our other named executive officers is weighted 75% for corporate goal achievement and 25% for individual goal achievement. The annual target bonus as a percentage of base salary was established at 55% for Ms. Lurker and 40% for Dr. Paggiarino for the fiscal year ended December 31, 2019; for the fiscal year ending December 31, 2020, the Compensation Committee established a target of 55% for Ms. Lurker and 40% for each of Dr. Paggiarino and Mr. Elston.

The corporate goals were established for the year ending December 31, 2019. The Compensation Committee approved a corporate performance score of 45% as recommended by our Chief Executive Officer, for the year ended December 31, 2019.  Dr. Paggiarino was given an individual performance score of 115%. Actual bonus amounts earned with respect to the 45% corporate goal achievement and the 115% individual performance score applicable to Dr. Paggiarino for the year ended December 31, 2019 is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above. The discretionary incentive compensation amount approved by the Compensation Committee is reflected in the “Bonus” column of the Summary Compensation Table and for 2019 only relates to Mr. Elston.

2019 Fiscal Year Equity Award Grants

On February 21, 2019, the Compensation Committee approved the following option grants to our Named Executive Officers: 930,000 options to Ms. Lurker and 370,000 options to Dr. Paggiarino. The exercise price of these options is $2.65 per share, the closing price of the Company’s common stock on the date of Compensation Committee approval, and the options will vest on a monthly basis over a 4-year period. In addition, the Compensation Committee approved a supplemental award of 411,523 restricted stock units (RSUs) to Ms. Lurker, with pro rata annual vesting over 3 years. In connection with his appointment as our Chief Financial Officer and Head of

Corporate Development on November 14, 2019, Mr. Elston was granted stock options to purchase an aggregate of 745,000 shares of our common stock as an inducement award material to Mr. Elston entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4). The stock options have an exercise price of $1.42 per share, with 25% vesting on the first anniversary of the Start Date followed by ratable monthly vesting through the fourth anniversary of the Start Date.

On February 28, 2020, the Compensation Committee approved the following option grants to our Named Executive Officers: 748,000 options to Ms. Lurker, 110,371 options to Mr. Elston (pursuant to his employment agreement), and 246,250 options to Dr. Paggiarino. The exercise price of these options is $1.29 per share, the closing price of the Company’s common stock on the date of Compensation Committee approval, and the options will vest on a monthly basis over a 4-year period. In addition, the Compensation Committee approved the following restricted stock awards: 374,000 options to Ms. Lurker and 123,150 options to Dr. Paggiarino, and the awards will vest one third on June 30, 2020 and then a third on each of the second and third anniversary of the grant date.

401(k) Plan

We maintain a defined contribution 401(k) retirement plan, or 401(k) Plan, for all employees in the United States, including our Named Executive Officers. Employees are eligible to participate in the 401(k) Plan in the month following their date of hire. Under the terms of the 401(k) Plan, participating employees may defer up to 100% of their pre-tax salary provided that such deferral is not in excess of the applicable statutory limits within any calendar year. The Company matches 100% of employee contributions up to a maximum of 5% of salary and bonus compensation, subject to annual Internal Revenue Service limits. Employee contributions and our company matching contributions to the 401(k) Plan vest immediately.

Employee Benefits and Perquisites

Our Named Executive Officers are eligible to participate in our health and welfare programs to the same extent as all full-time employees generally and are entitled to 20 days of annual paid time off in accordance with our vacation policy. We also provide our Named Executive Officers and other employees with group term life insurance and short and long-term disability (LTD) insurance at our expense. Under the terms of the group LTD policy, premiums paid by the Company are included in the employee’s taxable income, provided that any benefits payable to an employee under the LTD policy are not subject to income tax.

Employment Agreements

Nancy Lurker, who became our President and Chief Executive Officer on September 15, 2016, is employed under an employment agreement with us that provides for a minimum base salary, a discretionary annual cash bonus based on the achievement of Company performance goals, discretionary equity incentives and severance payments as described further below under Additional Narrative Disclosure—Termination-Based Compensation. In addition, as an inducement to her hire, Ms. Lurker was awarded restricted stock units that were eligible to vest based on our total stockholder return relative to the total stockholder returns of the companies that comprise the Nasdaq Biotechnology Index, in each case, over a three-year performance period that ended on September 14, 2019, and stock options that are eligible to vest in equal annual installments on each of the first four anniversaries of the grant date based on Ms. Lurker’s continued service with us. At the measurement date of September 14, 2019 it was determined that none of the aforementioned restricted stock units should vest based on the performance condition.

George Elston, who became our Chief Financial Officer on November 14, 2019, is employed under an employment agreement that provides for a minimum base salary, a discretionary annual cash bonus based on the achievement of Company and individual performance goals, discretionary equity incentives and severance payments as described further below under Additional Narrative Disclosure—Termination-Based Compensation. In addition, as an inducement to his hire, Mr. Elston was due an additional equity grant to reflect any dilution caused by an equity financing round that closed prior to March 31, 2020.  The Company closed on an equity financing round on February 25, 2020 and subsequently the Compensation Committee approved the additional grant as noted above on February 28, 2020.

Dario Paggiarino, who initially became our Vice President, Chief Medical Officer on August 1, 2016, is employed under an employment agreement with us that provides for a base salary, a discretionary annual cash bonus based on the achievement of Company and individual performance goals, discretionary equity incentives and severance payments as described further below under Additional Narrative Disclosure—Termination-Based Compensation.

Outstanding Equity Awards at 2019 Year End

The following table and footnotes provide information concerning outstanding equity awards for our Named Executive Officers as of December 31, 2019:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)			Option Exercise	Option Expiration	Number of shares or units of stock that have not		Market value of shares or units of stock that have not vested	Equity incentive plan awards: number of unearned shares, units or other rights that have not	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not yet vested
Name	Exercisable	Unexercisable		Price ($)	Date	vested (#)		($)(6)	vested (#)	($)(6)
Nancy Lurker	637,500	212,500	(1)	3.6300	09/15/26
	160,000	80,000	(1)	1.7700	06/27/27
	180,000	360,000	(1)	2.0400	06/14/28
	193,750	736,250	(1)	2.6500	02/21/29
						541,523	(4)	839,361

George Elston	-	745,000	(2)	1.4200	11/14/29

Dario Paggiarino	172,500	57,500	(3)	3.9300	08/01/26
	40,000	20,000	(3)	1.7700	06/27/27
	56,833	113,667	(3)	2.0400	06/14/28
	77,083	292,917	(3)	2.6500	02/21/29
						38,400	(5)	59,520

(1)

Ms. Lurker’s unexercisable options vest and become exercisable as follows: 212,500 on September 15, 2020, 80,000 on June 27, 2020, 360,000 in two equal annual installments commencing June 14, 2020 and 736,250 ratably monthly through February 21, 2023.

(2)	Mr. Elston’s unexercisable options vest and become exercisable as follows: 745,000 as 25% on the first year anniversary (November 14, 2020) and then ratably monthly through November 14, 2023
(3)

Dr. Paggiarino’s unexercisable options vest and become exercisable as follows: 57,500 on August 1, 2020, 20,000 on June 27, 2020, 113,667 in two equal annual installments commencing June 14, 2020 and 292,917 ratably monthly through February 21, 2023.

(4)

Ms. Lurker’s restricted stock units vest as follows: 40,000 on June 27, 2020, 90,000 in two equal annual installments commencing June 14, 2020, 411,523 in three equal annual installments commencing on February 21, 2020.

(5)	Dr. Paggiarino’s restricted stock units vest as follows: 10,000 on June 27, 2020 and 28,400 in two equal annual installments commencing June 14, 2020.
(6)	The market price of unvested and unearned stock awards is calculated based on the closing price of our common stock at December 31, 2019 of $1.55, as reported on the Nasdaq Global Market.

Additional Narrative Disclosure

Stock Ownership Guidelines

We have adopted stock ownership guidelines for our executive officers. These guidelines were established to further align the interests of our executive officers with those of our stockholders and to promote our commitment to sound corporate governance practices. The ownership guidelines for our executive officers are listed below:

Multiple of Base Salary
Chief Executive Officer	3x
Each Other Executive Officer covered by the Guidelines	1x

Owned shares as well as shares underlying vested stock options, to the extent such options are “in-the-money,” unvested restricted shares (including performance shares) and vested restricted shares are counted towards meeting the guidelines.

All executive officers have five years from the date of their appointment as a Section 16 officer to meet these guidelines, and their stock ownership is reviewed annually by the Compensation Committee. For Ms. Lurker, Dr. Paggiarino and Mr. Elston, the compliance deadline is September 15, 2021, August 1, 2021, and November 14, 2024, respectively.

Clawback Policy

We have also adopted a clawback policy that permits the Company to recover, from any current or former executive officer, including any named executive officer, whose fraud or intentional misconduct contributes to the circumstances requiring the Company to prepare an accounting restatement due to material non-compliance of the Company with any financial reporting requirement under U.S. federal securities laws, up to 100% of any incentive-based compensation received by such officer from the Company during the one-year period preceding the date on which the Company is required to prepare such accounting restatement.

Termination-Based Compensation

Nancy Lurker

Termination of Ms. Lurker’s employment by us without “cause,” or by Ms. Lurker with “good cause” (as such terms are defined in her employment agreement), would require us to pay severance to Ms. Lurker. Upon any such termination (other than in connection with a “change of control” (as defined in Ms. Lurker’s employment agreement)), Ms. Lurker would be entitled to receive (i) base salary continuation for a period of 12 months from the date of termination, payable in accordance with our normal payroll practices, (ii) one times her annual target bonus, payable in equal installments during the period of base salary continuation under clause (i) above, and (iii) provided that Ms. Lurker timely elects COBRA continuation coverage for herself and her eligible dependents, a monthly amount that equals the portion of the monthly health premiums paid by us on behalf of her and her eligible dependents immediately preceding the date that her employment terminates until the earlier of the last day of the period of Ms. Lurker’s base salary continuation or the date that Ms. Lurker and her eligible dependents become ineligible for COBRA continuation coverage pursuant to applicable law or plan terms.

With respect to Ms. Lurker’s sign-on equity grant of 850,000 stock options, any unvested portion of the options held by Ms. Lurker immediately prior to her employment termination by us without cause or by Ms. Lurker with good cause that would have vested as of the second anniversary of her employment termination will vest upon any such termination, and such options would remain exercisable until the earlier of (1) three months thereafter and (2) the applicable option expiration date. Pursuant to the applicable award agreements, (x) with respect to all other stock options held by Ms. Lurker, any unvested portion that would have vested as of the first anniversary following the date of her termination by us without cause or by Ms. Lurker with good cause will vest upon any such termination, and such options would remain exercisable until the earlier of (i) three months thereafter and (ii) the applicable option expiration date; and (y) with respect to any unvested time-based restricted stock units held by Ms. Lurker that would have vested as of the first anniversary following the date of her termination of employment by us without cause or by Ms. Lurker with good cause, such units would vest upon any such termination.

In the event of any such termination that occurs within 60 days prior to, or within 18 months following a change of control, Ms. Lurker would be entitled to receive (i) base salary continuation for a period of 18 months, payable in accordance with our normal payroll practices, (ii) 1.5 times her annual target bonus, payable in equal installments during the period of base salary continuation under clause (i) above, and (iii) provided that Ms. Lurker timely elects COBRA continuation coverage for herself and her eligible dependents, a monthly amount that equals the portion of the monthly health premiums paid by us on behalf of her and her eligible dependents immediately preceding the date that her employment terminates until the earlier of the last day of the period of Ms. Lurker’s base salary continuation or the date that Ms. Lurker and her eligible dependents become ineligible for COBRA continuation coverage pursuant to applicable law or plan terms. In addition, upon any such termination following a change of control, any unvested portion of Ms. Lurker’s options and any unvested time-based restricted stock units would vest and the options would become exercisable upon such termination, and such options would remain exercisable until the earlier of (i) one year thereafter and (ii) the applicable option expiration date, provided, however, that with respect to Ms. Lurker’s sign-on equity grant of 850,000 stock options, pursuant to the applicable award agreement, such termination must occur within 24 months following a change of control. Termination by us for cause or by Ms. Lurker without good cause would not require us to pay any severance to Ms. Lurker.

Ms. Lurker’s right to receive the severance payments and benefits described above under her employment agreement is conditioned upon her execution and non-revocation of a separation agreement containing a general release of claims. Ms. Lurker’s employment agreement contains certain restrictive covenants, including non-disclosure of confidential information, assignment of rights to intellectual property, a non-competition covenant that runs for 12 months following her termination of employment for any reason, a non-solicitation covenant with respect to certain of our customers, vendors, suppliers and business partners that runs for 12 months following her termination of employment for any reason and a non-solicitation covenant with respect to our employees and independent contractors that runs for 12 months following her termination of employment.

George Elston

If Mr. Elston’s employment is terminated by us without “cause” or by Mr. Elston for “good cause” (as such terms are defined in his employment agreement), Mr. Elston will be entitled to (a) his base salary for the period of 12 months from the date of termination; (b) 100% of his target bonus, payable in equal installments during the period of base salary continuation payable in clause (a); and (c) reimbursements equal to the portion of the monthly health premiums paid by us on Mr. Elston’s behalf and that of his eligible dependents immediately preceding the date that Mr. Elston’s employment terminates until the earlier of (i) the last day of the period of base salary continuation under clause (a) and (ii) that date that Mr. Elston and his eligible dependents become ineligible for COBRA coverage. In addition to the payments set forth in the preceding paragraph, upon the termination of Mr. Elston’s employment for any reason, Mr. Elston will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment.

Pursuant to the applicable award agreements, (x) with respect to all options held by Mr. Elston, any unvested portion that would have vested as of the first anniversary following the date of his termination of employment by us without cause or by Mr. Elston with good cause would vest upon any such termination, and such options would remain exercisable until the earlier of (1) three months thereafter and (2) the applicable option expiration date; and (y) with respect to any unvested time-based restricted stock units held by Mr. Elston that would have vested as of the first anniversary following the date of his termination of employment by us without cause or by Mr. Elston with good cause, such units would vest upon any such termination. In addition, upon any such termination within 24 months of a change of control, (i) any unvested portion of Mr. Elston’s options would vest and become exercisable upon such termination, and such options would remain exercisable until the earlier of (A) one year thereafter and (B) the applicable option expiration date and (ii) any unvested portion of Mr. Elston‘s time-based restricted stock units would vest upon any such termination.

In addition to the severance benefits described above, Mr. Elston’s employment agreement provides that if we terminate his employment without cause or if Mr. Elston terminates his employment with us for good cause, following, in each case, a change of control, as defined in Mr. Elston’s employment agreement, any stock options or restricted stock held by Mr. Elston at the time of such change of control and assumed or substituted in connection with such change of control, will, following his termination as described above, accelerate and vest in full and such options will remain exercisable until the earlier of the first anniversary of Mr. Elston’s termination (or three months following such termination in the case of incentive stock options) and the last day of any applicable option term.

Mr. Elston’s right to receive the severance payments and benefits described above under his employment agreement is conditioned upon his execution and non-revocation of a separation agreement containing a general release of claims. Pursuant to a Confidential Information, Non-Disclosure, Non-Solicitation, Non-Compete, and Rights to Intellectual Property Agreement entered into by Mr. Elston in connection with his appointment as our Chief Financial Officer and Head of Corporate Development, Mr. Elston is subject to certain restrictive covenants, including non-disclosure of confidential information, assignment of rights to intellectual property, a non-competition covenant that runs for 12 months following his termination of employment for any reason, a non-solicitation covenant with respect to certain of our customers, vendors, suppliers and business partners that runs for 12 months following his termination of employment for any reason and a non-solicitation covenant with respect to our employees and independent contractors that runs for 12 months following his termination of employment.

Dario Paggiarino

If we terminate Dr. Paggiarino’s employment without “cause,” or if Dr. Paggiarino terminates his employment with us for “good cause” (as such terms are defined in his employment agreement), we are obligated to (i) pay Dr. Paggiarino’s base salary for a period of 12 months, payable in accordance with our then-current payroll practices, (ii) pay Dr. Paggiarino an amount equal to his annual target bonus, payable in equal installments during the period of base salary continuation under clause (i) above, and (iii) provided that Dr. Paggiarino timely elects COBRA continuation coverage for himself and his eligible dependents, pay Dr. Paggiarino a monthly amount that equals the portion of the monthly health premiums paid by us on behalf of him and his eligible dependents immediately preceding the date that his employment terminates until the earlier of the last day of the period of Dr. Paggiarino’s base salary continuation or the date that Dr. Paggiarino and his eligible dependents become ineligible for COBRA continuation coverage pursuant to applicable law or plan terms.

Pursuant to the applicable award agreements, (x) with respect to all options held by Dr. Paggiarino, any unvested portion that would have vested as of the first anniversary following the date of his termination of employment by us without cause or by Dr. Paggiarino with good cause would vest upon any such termination, and such options would remain exercisable until the earlier of (1) three months thereafter and (2) the applicable option expiration date; and (y) with respect to any unvested time-based restricted stock units held by Dr. Paggiarino that would have vested as of the first anniversary following the date of his termination of employment by us without cause or by Dr. Paggiarino with good cause, such units would vest upon any such termination. In addition, upon any such termination within 24 months of a change of control, (i) any unvested portion of Dr. Paggiarino’s options would vest and become exercisable upon such termination, and such options would remain exercisable until the earlier of (A) one year thereafter and (B) the applicable option expiration date and (ii) any unvested portion of Dr. Paggiarino’s time-based restricted stock units would vest upon any such termination.

In addition to the severance benefits described above, Dr. Paggiarino’s employment agreement provides that if we terminate his employment without cause or if Dr. Paggiarino terminates his employment with us for good cause, following, in each case, a change of control, as defined in Dr. Paggiarino’s employment agreement, any stock options or restricted stock held by Dr. Paggiarino at the time of such change of control and assumed or substituted in connection with such change of control, will, following his termination as described above, accelerate and vest in full and such options will remain exercisable until the earlier of the first anniversary of Dr. Paggiarino’s termination (or three months following such termination in the case of incentive stock options) and the last day of any applicable option term.

Dr. Paggiarino’s right to receive the severance payments and benefits described above under his employment agreement is conditioned upon his execution and non-revocation of a separation agreement containing a general release of claims. Dr. Paggiarino’s employment agreement contains certain restrictive covenants, including non-disclosure of confidential information, assignment of rights to intellectual property, a non-competition covenant that runs for 12 months following his termination of employment for any reason, a non-solicitation covenant with respect to certain of our customers, vendors, suppliers and business partners that runs for 12 months following his termination of employment for any reason and a non-solicitation covenant with respect to our employees and independent contractors that runs for 12 months following his termination of employment.

DIRECTOR COMPENSATION

Compensation Summary

The following table and footnotes provide information regarding the compensation paid to our non-executive directors for the year ended December 31, 2019:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Göran Ando	68,292	33,143	—	—	101,435
David Mazzo(3)	68,000	26,514	—	—	94,514
Michael Rogers(4)	32,823	26,514	—	—	59,337
Douglas Godshall	57,500	26,514	—	—	84,014
Jay Duker	53,000	26,514	—	—	79,514
Kristine Peterson	53,000	26,514	—	—	79,514
Ron Eastman	—	—	—	—	—
John Landis	44,000	26,514	—	—	70,514
David Guyer(5)	45,977	114,294	—	—	160,271
Wendy DiCicco(6)	27,667	70,896	—	—	98,563

(1)

The amounts in these columns reflect the grant date fair value as determined in accordance with FASB ASC Topic 718. The underlying valuation assumptions for equity awards are further disclosed in Note 12 of the audited financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2019.

(2)	The following table shows the aggregate number of outstanding shares underlying outstanding options and vested deferred stock units held by our non-executive directors as of December 31, 2019:

Name	Outstanding Option Awards	Outstanding Stock Awards
Göran Ando	145,000	—
David Mazzo	311,667	26,250
Michael Rogers	296,667	—
Douglas Godshall	246,667	19,167
Jay Duker	106,667	19,167
Kristine Peterson	146,667	6,667
Ron Eastman	—	—
John Landis	120,000	—
David Guyer	80,000	—
Wendy DiCicco	80,000	—

(3)	Dr. Mazzo will not stand for re-election to the Board at the 2020 Annual Meeting. As a result, his term will expire at the completion of the 2020 Annual Meeting.
(4)	Mr. Rogers did not stand for re-election at the 2019 Annual Meeting, but is included above to show amounts earned during 2019 while still serving.
(5)	Dr. Guyer received a new director option grant to purchase 80,000 shares on January 25, 2019.
(6)	Ms. DiCicco received a new director option grant to purchase 80,000 shares on July 15, 2019.

Elements of Non-Executive Director Compensation

The rates of compensation to our non-executive directors in effect for the year ended December 31, 2019, and continuing until otherwise modified in the future, were as follows:

•	annual retainer of $60,000 for the Board chair and $40,000 for each other Board member;
•	annual retainer of $20,000 for the chair and $8,000 for each member of the Audit Committee;
•	annual retainer of $15,000 for the chair and $7,500 for each member of the Compensation Committee;
•	annual retainer of $10,000 for the chair and $5,000 for each member of the Governance and Nominating Committee;
•	annual retainer of $8,000 for the chair and $4,000 for each member of the Science Committee;
•	in the event a director attends more than twelve committee meetings, meeting attendance fees of $1,000 for each Board and committee meeting attended thereafter;
•	initial grant of an option to purchase 80,000 shares for a new director, which vests in three equal annual installments commencing on the first anniversary of the date of grant;
•

annual grants of options to purchase 50,000 shares for the Board chair and 40,000 shares for other non-executive directors, other than Mr. Eastman, subject to allowable allocations between stock options and deferred stock units utilizing relative values between each instrument determined in consultation with the Company’s compensation consultant. Annual grants vest on the first anniversary of the date of grant.

On February 28, 2020, the Compensation Committee approved the following annual equity awards consisting of stock options and restricted stock awards as described above.

Name	Option Award	Stock Award
Göran Ando	38,500	21,500
David Mazzo	33,500	19,000
Douglas Godshall	33,500	19,000
Jay Duker	33,500	19,000
Kristine Peterson	33,500	19,000
John Landis	33,500	19,000
David Guyer	33,500	19,000
Wendy DiCicco	33,500	19,000

Ms. Lurker receives no additional compensation for serving as a director. Mr. Eastman does not receive compensation for his serving as a director, although he is entitled to seek reimbursement for reasonable expenses incurred in connection with his service on the Board and is entitled to the same benefits, including benefits under any director and officer indemnification or insurance policy maintained by us, as any other non-employee director of the Board.

PROPOSAL 1

ELECTION OF NINE DIRECTORS

The Board currently consists of ten directors, Göran Ando, David J. Mazzo, Nancy Lurker, Wendy DiCicco, Douglas Godshall, Jay Duker, Kristine Peterson, Ronald W. Eastman, John Landis and David Guyer. David J. Mazzo will not stand for re-election to the Board but will continue to serve as a director until the expiration of his term at the Annual Meeting. At the recommendation of the Governance and Nominating Committee, the Board has (i) re-nominated our other current directors (excluding Dr. Mazzo) for election at the Annual Meeting and (ii) reduced the size of the Board to nine directors, effective as of the conclusion of the Annual Meeting. Each nominee, if elected, will hold office until our 2021 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until he or she sooner dies, resigns or is removed. Except as disclosed below, the proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. We do not anticipate that any nominee will become unavailable to serve.

Biographical information and the attributes, skills and experience of each nominee that led our Governance and Nominating Committee and Board to determine that such nominee should serve as a director are discussed in the “Directors and Executive Officers” section of this proxy statement.

THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL ON PROPOSAL NO. 1 TO ELECT GÖRAN ANDO,  NANCY LURKER, WENDY DICICCO, DOUGLAS GODSHALL, JAY DUKER, KRISTINE PETERSON, RONALD W. EASTMAN, JOHN LANDIS AND DAVID GUYER TO THE BOARD.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

Our Certificate of Incorporation (the “Certificate of Incorporation”) currently authorizes the issuance of up to 150,000,000 shares of our common stock. On April 16, 2020, our Board unanimously adopted a resolution setting forth an amendment to Article 4 of the Certificate of Incorporation, subject to stockholder approval, to increase the number of shares of common stock that are authorized for issuance by 150,000,000 shares (the “Amendment”), bringing the total number of shares of our common stock authorized for issuance to 300,000,000. No change will be made to the other provisions of the Certificate of Incorporation. The additional authorized shares of common stock, if and when issued, will have the same rights and privileges as the shares of common stock previously authorized.

As of April 14, 2020, there were:

•

150,000,000 shares of our common stock authorized, of which 124,741,832 shares were issued and outstanding, and 5,000,000 shares of our preferred stock authorized, of which none were issued or outstanding;

•	14,204,662 shares of our common stock issuable upon exercise of options outstanding as of that date, which had a weighted exercise price of $2.19 per share at that date;
•	2,046,583 shares of our common stock issuable upon settlement of outstanding restricted stock units as of that date;
•	71,251 shares of our common stock issuable upon settlement of outstanding deferred stock units as of that date;
•	5,194,688 shares of our common stock that have been reserved for issuance in connection with future grants under the 2016 Long Term Equity Incentive Plan as of that date;
•

409,091 and 77,721 shares of our common stock issuable on exercise of warrants outstanding as of that date, respectively, which had a weighted average exercise price of $1.10 and $1.93, respectively, per share at that date;

•	938,340 shares reserved for future issuance under the 2019 Employee Stock Purchase Plan as of that date.

The full text of the Amendment is attached hereto as Annex A (the “Certificate of Amendment”). If the stockholders approve Proposal No. 2, the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware (“DESOS”) and the amendment to the Certificate of Incorporation as described above will be effective upon the acceptance for record of the Certificate of Amendment by the Delaware Secretary of State.

The additional shares of common stock authorized by the proposed Amendment can be issued at the direction of our Board from time to time for any proper corporate purpose, including, without limitation, acquiring other businesses, raising additional capital for use in our business, a split of or dividend on then outstanding shares of capital stock or in connection with any employee stock plan or program. The holders of shares of our common stock do not presently have preemptive rights to subscribe for any of our securities and holders of our common stock will not have any such rights to subscribe for the additional common stock proposed to be authorized.

Our Board believes that an increase in the number of authorized shares of common stock is prudent because it will provide us flexibility in issuing additional shares of common stock determined by our Board to be advisable or necessary, without the expense and delay of soliciting stockholder approval or holding a special meeting of stockholders. Our Board believes that having the additional shares authorized and available for issuance will in the future permit greater flexibility in considering actions that may be desirable or necessary to accommodate our business plan and that involves the issuance of our common stock. These actions may include, among other things, capital raising, acquisitions and other strategic transactions. In addition, our Board believes it is appropriate to continue to have authorized capital stock available to issue such additional shares of common stock for general corporate purposes, including potential stock dividends or distributions, and equity awards or warrants.

The proposed increase in the number of authorized shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The subsequent issuance of additional shares of common stock could result in dilution of net income per share and book value per share and the dilution of the voting rights of the holders of common stock. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of us, and the proposed Amendment is not being presented with the intent that it be utilized as a type of anti-takeover device.

There are currently no definitive plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

Except for shares of common stock reserved for issuance (i) upon exercise of outstanding stock options and outstanding warrants, (ii) under our 2016 Long Term Equity Incentive Plan, (iii) under our 2019 Employee Stock Purchase Plan and (iv) upon vesting and settlement of outstanding restricted and deferred stock units, our Board has no current plans to issue additional shares of common stock. However, our Board believes that the benefits of providing it with the flexibility to issue shares of common stock without delay for any proper business purpose outweigh the possible disadvantages of potential dilution of our outstanding common stock and discouragement of unsolicited business combination proposals, and that it is prudent and in the best interests of our stockholders to provide the advantage of greater flexibility which will result from the proposed Amendment.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2 TO APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 SHARES TO 300,000,000 SHARES.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under Section 14A of the Exchange Act, the Board is submitting a “say on pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and advisory, the Board and the Compensation Committee value the opinion of our stockholders, and to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns. Our current policy is to provide stockholders with an opportunity to approve the compensation of our Named Executive Officers each year at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2021 annual meeting of stockholders.

Our Board and the Compensation Committee value the perspectives and concerns of our stockholders regarding executive compensation. We are therefore pleased to entertain stockholder views and receive comments about our executive compensation practices.

Our executives regularly hold meetings with stockholders, and participate in professional investor conferences, to hear stockholder views on our financial performance, strategic business plans, corporate governance, executive compensation and related subjects. While we have not received particular stockholder feedback that warranted significant actions be undertaken to change our executive compensation program and practices, we will continue to regularly engage with stockholders and entertain their views, and also consult with professional advisors, regarding our Named Executive Officer compensation practices in the future.

The compensation of our Named Executive Officers is described starting on page 22 of this proxy statement.

We are asking stockholders to vote on the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the proxy statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

THE BOARD RECOMMENDS THAT YOU VOTE, ON AN ADVISORY BASIS, FOR PROPOSAL NO. 3 TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte to serve as our independent registered public accounting firm and to audit our financial statements and our internal control over financial reporting for fiscal 2020. Although ratification is not required, we are seeking stockholder approval of the selection as a matter of good corporate practice. If stockholders do not ratify the appointment, then the Audit Committee will consider whether it is appropriate to select a different independent registered public accounting firm or to continue Deloitte’s appointment as our independent registered public accounting firm. Even if stockholders do ratify the appointment, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

Deloitte was our independent registered public accounting firm for the fiscal years ended June 30, 2018,  the six-month transition period ended December 31, 2018 and the year ended December 31, 2019. Deloitte is expected to have a representative present at the Annual Meeting to answer appropriate questions and to make a statement if he or she desires.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 4 TO RATIFY OUR SELECTION OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2020.

Accounting Fees and Services

The following table sets forth the total fees paid to Deloitte and its affiliates with respect to the year ended December 31, 2019, the six-month transition period ended December 31, 2018 and the fiscal year ended June 30, 2018 (in thousands):

	Year Ended December 31,	2018 Transition	Year Ended June 30,
	2019	Period	2018
Audit fees(1)	$622	$321	$488
Audit-related fees(2)	—	—	45
Tax fees(3)	110	47	70
All other fees(4)	2	2	2
	$734	$370	$605

(1)

Audit fees relate to professional services rendered in connection with the audit for the year ended December 31, 2019, the six-month transition period ended December 31, 2018 and prior fiscal years of our consolidated financial statements, reviews of the condensed consolidated financial statements performed in connection with each of our Quarterly Reports on Form 10-Q and the fiscal 2017 statutory audit of our wholly-owned United Kingdom subsidiary. The year ended December 31, 2019 includes fees for comfort letters for both an equity raise and an ATM program. The 2018 Transition Period fees also included $27,000 related to the consents for the incorporation by reference of audit reports on Form S-3 and Form S-8 registration statements filed with the SEC. Fiscal 2018 fees also included incremental professional services related to accounting for the acquisition of Icon Bioscience, Inc. and equity and debt transactions and issuance of a comfort letter in connection with our ATM program.

(2)

These are fees for assurance and related services that are reasonably related to performance of the audit and review of our financial statements, and which are not reported under “Audit fees”. These services in fiscal 2018 were related to due diligence activities in connection with the acquisition of Icon Bioscience, Inc. and equity and debt transactions.

(3)	Tax fees paid to Deloitte for the year ended December 31, 2019, the 2018 transition period and fiscal 2018 were related to the preparation of various corporate tax returns as well as tax advice.
(4)	All other fees relate to a subscription to Deloitte’s on-line accounting research database.

Our policies require the Audit Committee to pre-approve all audit and permitted non-audit services provided by the independent registered public accounting firm, including engagement fees and terms. The Audit Committee may delegate pre-approval authority to one or more of its members, who will report any pre-approval decisions to the full committee at its next scheduled meeting but may not delegate pre-approval authority to members of management. The Audit Committee may approve only those non-audit services classified as “all other services” that it believes to be routine and recurring services, to be consistent with SEC rules and to not impair the auditor’s independence with respect to us. The Audit Committee reviewed and pre-approved all audit services and permitted non-audit services performed during the year ended December 31, 2019, six-month transition period ended December 31, 2018 and fiscal 2018.

INFORMATION ABOUT STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder proposals for inclusion in our proxy statement: To be eligible for inclusion in our proxy statement and form of proxy relating to our 2021 Annual Meeting of Stockholders, or the 2021 Annual Meeting, stockholder proposals must be submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and received at our principal executive offices no later than January 8, 2021, which is 120 calendar days before May 8, 2021—the anniversary of the date this proxy statement was released to stockholders in connection with the Annual Meeting. If the date of the 2021 Annual Meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on June 23, 2020, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Other stockholder proposals: A nomination of one or more persons for election as a director or any other stockholder proposal not included in our proxy statement for the 2021 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Company Secretary at our principal executive offices and otherwise complies with the provisions of our By-Laws. To be timely, our By-Laws provide that we must receive the stockholder’s notice: (i) not less than 60 days in advance of the meeting if the meeting is to be held on a day which is within 30 days preceding the anniversary of the 2020 Annual Meeting, (ii) not less than 90 days in advance of the meeting if the meeting is to be held on or after the anniversary of the 2020 Annual Meeting, and (iii) in any other cases, not more than 15 days following the date on which notice or public disclosure (as defined in our By-Laws) of the date of the 2021 Annual Meeting is made.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing requirements and with the SEC regulations regarding stockholder proposals.

HOUSEHOLDING OF PROXY MATERIALS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name may receive only one Notice of Internet Availability of Proxy Materials, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Internet Availability of Proxy Materials, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of the Notice of Internet Availability of Proxy Materials for your household, please contact our Company Secretary by mail, c/o EyePoint Pharmaceuticals, Inc., 480 Pleasant Street, Suite A210, Watertown, MA 02472, or by phone at (617) 926-5000. If you participate in householding and wish to receive a separate copy of the Notice of Internet Availability of Proxy Materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of this document in the future, please contact our Company Secretary as indicated above.

If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of our proxy materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2019 has been posted on the Internet along with this proxy statement, each of which is accessible by following the instructions in the Notice of Internet Availability of Proxy Materials. The Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy-soliciting material.

We filed our Annual Report on Form 10-K with the SEC on March 16, 2020. We will mail without charge, upon request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2019, excluding the exhibits thereto. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of the Annual Report on Form 10-K or such exhibits should be mailed to our Company Secretary by mail, c/o EyePoint Pharmaceuticals, Inc., 480 Pleasant Street, Suite A210, Watertown, MA 02472.

OTHER BUSINESS

As of the date of this Proxy Statement, we do not know of any other matter that properly may come before the Annual Meeting, and do not intend to present any other matter. However, if any other matters properly come before the meeting or any adjournment, the persons named as proxies will be able to vote on those matters in accordance with their own judgment.

If there are insufficient votes to approve the proposals, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

ANNEX A

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION

OF

EyePoint Pharmaceuticals, Inc.

EyePoint Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), for the purpose of amending its Certificate of Incorporation (the “Certificate of Incorporation”) in accordance with the DGCL, does hereby make and execute this Certificate of Amendment to the Certificate of Incorporation, and does hereby certify that:

1.  The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, so that effective upon the effective time of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, Article 4 of the Certificate of Incorporation is hereby amended by striking out Article 4 thereof and by substituting in lieu of said Article the following new Article 4:

“4. The corporation shall have two classes of stock, Common Stock, US$.001 par value per share, and Preferred Stock, US$.001 par value per share. The total number of shares that the corporation shall have authority to issue is 300,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Subject to the limitations prescribed by law and the provisions of this certificate of incorporation, the board of directors of the corporation is authorized to issue the Preferred Stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors in a resolution or resolutions providing for the issue of such Preferred Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of this corporation and each share of Common Stock shall be entitled to one vote.”

2.  Thereafter, pursuant to a resolution of the Board, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

3.  The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL by the vote of a majority of outstanding stock of the Corporation entitled to vote thereon.

4.  This Certificate of Amendment of the Certificate of Incorporation shall be effective upon its filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, I have signed this Certificate this ______ day of ____________, 2020.

Nancy S. Lurker President and Chief Executive Officer

A-1

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Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	The Board of Directors recommends you vote FOR ALL of the following nominees:

1.	Election of Directors:

01 - Göran Ando 05 - Kristine Peterson 09 - Wendy F. DiCicco	02 - Nancy Lurker 06 - Ronald W. Eastman	03 - Douglas Godshall 07 - John B. Landis	04 - Jay Duker 08 - David Guyer

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

B	The Board of Directors recommends you vote FOR proposals 2, 3 to 4.

		For	Against	Abstain			For	Against	Abstain
2.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 shares to 300,000,000 shares.	☐	☐	☐	3.	To approve, on an advisory basis, the compensation paid to our named executive officers, as described in this proxy statement.	☐	☐	☐

4.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 23, 2020: The proxy statement and the Annual Report on Form 10-K for the twelve months ended December 31, 2019 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

C	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

038TMC

The 2020 Annual Meeting of Stockholders of EyePoint Pharmaceuticals will be held on
June 23, 2020 at 9:00am Eastern Time, virtually via the internet at www.meetingcenter.io/235445190.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — [***].

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 23, 2020: The proxy statement and the Annual Report on Form 10-K for the twelve months ended December 31, 2019 are available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy – EyePoint Pharmaceuticals, Inc.

Notice of 2020 Annual Meeting of Stockholders

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders – June 23, 2020

The undersigned hereby appoints Nancy S. Lurker and Ron I. Honig, and each of them, each with the full power of substitution, as proxies to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of EyePoint Pharmaceuticals, Inc. to be held on Tuesday, June 23, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in the manner directed by the stockholder. If no such directions are indicated, each of the Proxies will have authority to vote FOR the election of all nominees, and FOR proposals 2, 3 and 4.

In his or her discretion, each of the Proxies is authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

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